UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

WESTERN ASSET

CORE PLUS BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	Western Asset Core Plus Bond Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion

Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Core Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is 2.5 to 7 years.)

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we determined to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may also enter into exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii, and numerous geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Western Asset Core Plus Bond Fund 2014 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended December 31, 2014. Two-year Treasury yields rose from 0.38% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.73% occurred on December 23, December 24 and December 26, 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were at a peak of 3.04% when the reporting period began and reached a low of 2.07% on December 16, 2014. They ended the reporting period at 2.17%.

All told, the Barclays U.S. Aggregate Index (the “Index”)iv returned 5.97% for the twelve months ended December 31, 2014. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced weaker results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 2.46%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 5.53% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our allocation to Treasury securities to be less of an underweight position versus the Index. Conversely, we reduced our agency mortgage-backed security (“MBS”) overweight (mostly paring our Fannie Mae position) as well as our allocation to investment grade bonds.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvevii exposure. The use of these instruments did not meaningfully impact performance. Various credit default swaps on both indices and individual credit issuers were used to manage our exposure to and within the credit, and prime non-agency MBS sectors. The use of these instruments had no meaningful impact on performance. We used currency forwards as well as futures and options to manage our foreign currency exposure. They slightly contributed to performance over the period.

2	Western Asset Core Plus Bond Fund 2014 Annual Report

Performance review

For the twelve months ended December 31, 2014, Class I shares of Western Asset Core Plus Bond Fund returned 7.68%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 5.97% for the same period. The Lipper Core Plus Debt Funds Category Average1 returned 5.21% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	1.71%	7.36%
Class C	1.42%	6.53%
Class C1	1.48%	6.89%
Class FI	1.71%	7.35%
Class R	1.53%	6.89%
Class I	1.87%	7.68%
Class IS	1.89%	7.75%
Barclays U.S. Aggregate Index	1.96%	5.97%
Lipper Core Plus Debt Funds Category Average[1]	0.78%	5.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2014 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.40%, 1.85%, 2.07%, 2.48%, 2.15%, 2.85% and 2.87%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R, Class I and Class IS shares would have been 2.14%, 2.81% and 2.86%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, as supplemented November 7, 2014, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.79%, 1.59%, 1.24%, 0.82%, 1.33%, 0.51% and 0.43%, respectively.

Western Asset Core Plus Bond Fund 2014 Annual Report	3
[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 191 funds for the six-month period and among the 187 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges.

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.51% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016, and prior to April 30, 2016 for Class I shares, without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our yield curve positioning. In particular, having an overweight to the long end of the curve was rewarded as the curve flattened during the period, with long-term rates declining, while shorter-term rates moved higher. Having a duration that was generally longer than the Index was also beneficial for performance.

The Fund’s non-U.S. dollar exposure was rewarded. In particular, short positions in the euro and yen were additive for results as they both sharply depreciated versus the U.S. dollar during the year. Having overweights to both agency and non-agency MBS was additive for results as they outperformed the Index.

Elsewhere, the Fund’s overweight to investment grade corporate bonds was rewarded. Their spreads narrowed as corporate profits were generally better than expected and investor demand was solid overall. In particular, overweight positions in Verizon, Bank of America Corp. and General Electric Capital added value. A number of the Fund’s individual high-yield corporate bonds were also additive for results. Examples of strong high-yield performers were our overweights in Columbia/HCA Healthcare, Chrysler Group and Ally Financial, Inc.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its out-of-benchmark allocation to emerging market debt. After a solid start to the year, the asset class sold off given concerns about global growth, falling oil prices and the rallying U.S. dollar. An allocation to inflation-linked securities was a drag on results as inflation expectations moderated given sharply falling oil prices.

The Fund’s high-yield corporate bond exposure was a negative for performance overall, as spreads widened amid weakness in the Energy sector and several flights to

4	Western Asset Core Plus Bond Fund 2014 Annual Report

quality. Within the high-yield sector, overweights in Samson Investment Co., Arch Coal, Inc. and Key Energy Services, Inc. were detrimental for results. Several individual investment grade bond holdings also detracted from performance, including our overweights in Intelsat Jackson Holdings, Petrobras Global Finance and Transocean, Inc.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2015

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 58 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Corporate bonds & notes (31.2%), Mortgage-backed securities (22.1%), U.S. government & agency obligations (15.3%), Collateralized mortgage obligations (15.1%) and Short-term investments (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2014 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Core Plus Bond Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.71%	$1,000.00	$1,017.10	0.78%	$3.97	Class A	5.00%	$1,000.00	$1,021.27	0.78%	$3.97
Class C	1.42	1,000.00	1,014.20	1.51	7.67	Class C	5.00	1,000.00	1,017.59	1.51	7.68
Class C1	1.48	1,000.00	1,014.80	1.23	6.25	Class C1	5.00	1,000.00	1,019.00	1.23	6.26
Class FI	1.71	1,000.00	1,017.10	0.79	4.02	Class FI	5.00	1,000.00	1,021.22	0.79	4.02
Class R	1.53	1,000.00	1,015.30	1.15	5.84	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	1.87	1,000.00	1,018.70	0.48	2.44	Class I	5.00	1,000.00	1,022.79	0.48	2.45
Class IS	1.89	1,000.00	1,018.90	0.43	2.19	Class IS	5.00	1,000.00	1,023.04	0.43	2.19

8	Western Asset Core Plus Bond Fund 2014 Annual Report

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus Bond Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	7.36%	6.53%	6.89%	7.35%	6.89%	7.68%	7.75%
Five Years Ended 12/31/14	N/A	N/A	N/A	6.40	N/A	6.66	6.73
Ten Years Ended 12/31/14	N/A	N/A	N/A	5.54	N/A	5.82	N/A
Inception* through 12/31/14	4.01	3.26	2.40	—	3.59	—	8.30

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/14	2.77%	5.53%	5.89%	7.35%	6.89%	7.68%	7.75%
Five Years Ended 12/31/14	N/A	N/A	N/A	6.40	N/A	6.66	6.73
Ten Years Ended 12/31/14	N/A	N/A	N/A	5.54	N/A	5.82	N/A
Inception* through 12/31/14	2.34	3.26	2.40	—	3.59	—	8.30

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/14)	11.08%
Class C (Inception date of 4/30/12 through 12/31/14)	8.95
Class C1 (Inception date of 10/4/12 through 12/31/14)	5.47
Class FI (12/31/04 through 12/31/14)	71.45
Class R (Inception date of 4/30/12 through 12/31/14)	9.88
Class I (12/31/04 through 12/31/14)	76.05
Class IS (Inception date of 8/4/08 through 12/31/14)	66.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

10	Western Asset Core Plus Bond Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Plus Bond Fund on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Core Plus Bond Fund 2014 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2014 Annual Report	13

Schedule of investments

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.2%
Consumer Discretionary — 3.3%
Automobiles — 0.8%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	1,000,000	$1,051,250
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	4,170,000	4,618,275
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	9,970,000	10,010,698	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,450,000	10,705,356	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	27,160,000	28,657,059
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	342,985
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,550,000	1,919,921
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,595,187
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	12,560,000	14,541,817
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	3,850,000	3,857,692
General Motors Co., Senior Notes	6.250%	10/2/43	1,600,000	1,911,360
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	3,070,000	3,119,888
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	2,300,000	2,302,875
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	3,650,000	3,809,688
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	2,680,000	2,733,305
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,687,891	(a)
Total Automobiles				97,865,247
Hotels, Restaurants & Leisure — 0.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	6,340,000	6,498,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	15,450,000	16,145,250
Marriott International Inc., Senior Notes	5.810%	11/10/15	7,950,000	8,276,586
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	344,501
Total Hotels, Restaurants & Leisure				31,264,837
Internet & Catalog Retail — 0.2%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	30,920,000	31,940,515
QVC Inc., Senior Secured Notes	5.950%	3/15/43	500,000	524,940
Total Internet & Catalog Retail				32,465,455
Media — 1.9%
21st Century Fox America Inc., Senior Notes	4.500%	2/15/21	8,000	8,757
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	260,000	331,992
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,802,601
21st Century Fox America Inc., Senior Notes	6.750%	1/9/38	200,000	261,139
21st Century Fox America Inc., Senior Notes	6.900%	8/15/39	120,000	162,682
CBS Corp., Senior Notes	7.625%	1/15/16	5,500,000	5,869,913
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,930,000	17,564,875

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	$4,528,575
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	127,552
Comcast Corp., Notes	5.875%	2/15/18	65,000	73,133
Comcast Corp., Notes	6.450%	3/15/37	2,340,000	3,113,183
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,370,393
Comcast Corp., Senior Notes	3.600%	3/1/24	2,466,000	2,589,875
Comcast Corp., Senior Notes	3.375%	2/15/25	900,000	919,444
Comcast Corp., Senior Notes	4.200%	8/15/34	1,954,000	2,043,192
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	74,353
Comcast Corp., Senior Notes	6.500%	11/15/35	2,250,000	3,003,736
Comcast Corp., Senior Notes	6.950%	8/15/37	2,520,000	3,550,418
Comcast Corp., Senior Notes	6.550%	7/1/39	3,690,000	5,039,522
Comcast Corp., Senior Notes	6.400%	3/1/40	7,240,000	9,794,924
COX Communications Inc., Senior Notes	6.950%	6/1/38	185,000	233,060	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	120,000	119,894	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,235,000	2,469,675
DISH DBS Corp., Senior Notes	5.125%	5/1/20	1,240,000	1,249,300
DISH DBS Corp., Senior Notes	6.750%	6/1/21	3,040,000	3,268,000
DISH DBS Corp., Senior Notes	5.875%	7/15/22	3,185,000	3,264,625
DISH DBS Corp., Senior Notes	5.000%	3/15/23	150,000	145,125
DISH DBS Corp., Senior Notes	5.875%	11/15/24	12,619,000	12,682,095	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	3,780,000	3,902,850	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	22,040,000	21,823,038	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	7,280,000	8,006,522
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	5,970,000	6,002,835	(a)
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,499,000	1,929,946
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	18,120,000	22,181,471
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	8,351,000	8,937,157
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	3,295,000	4,307,491
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,400,000	4,054,007
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	4,660,000	5,414,561
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,060,000	3,091,514
Time Warner Inc., Senior Debentures	7.700%	5/1/32	24,871,000	35,138,719
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	21,891
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	10,062,496
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,204,487
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,610,624	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	11,788,000	$12,613,160	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	94,500	(a)
Viacom Inc., Senior Notes	4.250%	9/1/23	7,820,000	8,063,202
Total Media				249,122,504
Specialty Retail — 0.2%
Autozone Inc., Senior Notes	6.950%	6/15/16	10,890,000	11,793,119
Home Depot Inc., Senior Notes	5.400%	3/1/16	8,230,000	8,685,242
Total Specialty Retail				20,478,361
Total Consumer Discretionary				431,196,404
Consumer Staples — 3.0%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	14,248,573
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,288,480
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	26,650,000	25,900,655
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	2,800,000	3,094,000
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,935,000	1,920,487
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	690,824
Diageo Finance BV, Senior Notes	3.250%	1/15/15	10,725,000	10,731,585
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	15,560,596
Heineken NV, Senior Notes	1.400%	10/1/17	11,050,000	10,986,330	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,383,742
PepsiCo Inc., Senior Notes	0.700%	8/13/15	15,230,000	15,258,648
PepsiCo Inc., Senior Notes	7.900%	11/1/18	109,000	132,609
PepsiCo Inc., Senior Notes	4.000%	3/5/42	4,980,000	5,016,439
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	2,360,000	2,414,625	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	24,905,000	26,665,236	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	4,170,000	4,850,340	(a)
Total Beverages				144,143,169
Food & Staples Retailing — 0.4%
CVS Health Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,012,264
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	84,176	95,519	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	395,759	431,378	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,512,479	5,137,164
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	11,787,944	13,745,981
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,677,356	3,246,289
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,419,526
Kroger Co., Senior Notes	6.900%	4/15/38	2,900,000	3,858,946

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
Kroger Co., Senior Notes	5.150%	8/1/43	920,000	$1,047,464
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	203,460
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,026,874
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	397,493
Total Food & Staples Retailing				48,622,358
Food Products — 0.6%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	9,096,553
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	3,924,000	3,963,240
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	9,526,000	10,811,191
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	9,430,000	9,663,034
Mondelez International Inc., Senior Notes	5.375%	2/10/20	10,900,000	12,347,564
Mondelez International Inc., Senior Notes	4.000%	2/1/24	15,275,000	15,981,728
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	2,250,000	2,527,142
WM Wrigley Jr. Co., Senior Notes	4.650%	7/15/15	3,387,000	3,456,176
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	2,090,000	2,104,716	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	7,490,000	7,586,868	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	3,010,000	3,076,602	(a)
Total Food Products				80,614,814
Tobacco — 0.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	15,050,184
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	14,831,742
Altria Group Inc., Senior Notes	2.850%	8/9/22	11,920,000	11,582,616
Altria Group Inc., Senior Notes	4.000%	1/31/24	3,700,000	3,857,550
Altria Group Inc., Senior Notes	9.950%	11/10/38	490,000	838,220
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,230,000	2,141,603
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,890,000	12,396,283
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	4,660,000	4,633,890	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,160,000	2,618,626
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	11,350,000	11,241,914
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	12,470,000	12,653,958
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	4,200,000	4,104,353
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	6,565,000	6,931,064
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,390,455
Reynolds American Inc., Senior Notes	3.250%	11/1/22	4,870,000	4,743,585
Total Tobacco				117,016,043
Total Consumer Staples				390,396,384

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 4.0%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	3,790,000	$3,448,900
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	550,000	656,501
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	8,710,000	8,788,129
CGG, Senior Notes	6.500%	6/1/21	1,420,000	1,079,200
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	11,570,000	7,173,400
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	900,000	976,483	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,450,000	2,352,000
Transocean Inc., Senior Notes	6.375%	12/15/21	750,000	691,837
Transocean Ltd., Senior Notes	6.000%	3/15/18	5,485,000	5,275,791
Total Energy Equipment & Services				30,442,241
Oil, Gas & Consumable Fuels — 3.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	7,130,000	7,433,025
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	3,187,500
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,060,000	1,075,900
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	2,850,000	2,892,750
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	6,470,000	8,508,587
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,334,000	9,265,758
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	36,749
Apache Corp., Senior Notes	3.250%	4/15/22	3,214,000	3,157,839
Apache Corp., Senior Notes	6.000%	1/15/37	1,810,000	1,969,635
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	13,219,791
Arch Coal Inc., Senior Notes	7.000%	6/15/19	9,600,000	2,832,000
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,580,000	6,619,921
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	510,000	521,062
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,650,000	1,622,014
California Resources Corp., Senior Notes	6.000%	11/15/24	7,320,000	6,185,400	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,575,000	1,693,125
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	5,190,000	5,449,500
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	850,000	849,469
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,790,000	2,713,275
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,450,000	3,553,500
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,737,000	4,950,165
Concho Resources Inc., Senior Notes	5.500%	10/1/22	2,040,000	2,060,400

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Concho Resources Inc., Senior Notes	5.500%	4/1/23	9,670,000	$9,715,449
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	810,000	1,128,707
ConocoPhillips, Notes	6.500%	2/1/39	110,000	146,151
ConocoPhillips, Senior Notes	5.900%	10/15/32	10,000	12,334
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	923,204
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,950,000	7,210,625
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	215,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,220,000	1,180,350
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,785,000	1,697,805
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	5,800,000	5,539,000
Devon Energy Corp., Senior Notes	6.300%	1/15/19	14,500,000	16,550,140
Devon Energy Corp., Senior Notes	3.250%	5/15/22	950,000	933,239
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	60,000	81,849
Ecopetrol SA, Senior Notes	5.875%	5/28/45	11,620,000	10,748,500
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,276,000	3,988,959
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	11,034,000	12,164,985
El Paso LLC, Senior Notes	7.250%	6/1/18	5,740,000	6,503,701
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	10,160,000	11,358,982
Hess Corp., Notes	8.125%	2/15/19	8,620,000	10,256,007
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,821,000	2,225,657
Kerr-McGee Corp., Notes	7.875%	9/15/31	2,087,000	2,853,131
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,500,000	2,543,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,768,000	1,821,040
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,742,000	1,802,970
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,710,000	1,731,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	1,030,000	991,375
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	312,375	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	17,851,636
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	10,197
Noble Energy Inc., Senior Notes	5.250%	11/15/43	2,735,000	2,777,521
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	5,170,000	5,110,121
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	27,382,000	31,626,210
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	6,812,000	7,271,810
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	15,500,000	14,748,870

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	540,000	$529,902
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,387,000	6,406,864
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,579,000	5,387,696
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	54,170,000	50,192,297
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	3,860,000	3,937,200	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,227,000	2,130,126
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	16,860,000	19,093,950
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	2,002,000	2,167,105
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	3,250,000	3,575,000
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	3,118,000	3,468,775
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,110,000	8,312,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	4,580,000	4,282,300
Range Resources Corp., Senior Notes	5.000%	8/15/22	1,020,000	1,020,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	1,630,000	1,682,975
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	6,740,000	6,740,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	3,240,000	3,304,800
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	5,781,000	5,766,547
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	510,000	467,925
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	3,190,000	3,134,175
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	2,870,000	2,816,188
Samson Investment Co., Senior Notes	9.750%	2/15/20	10,650,000	4,413,094
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	2,310,000	1,894,200	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,169,664
Shell International Finance BV, Senior Notes	6.375%	12/15/38	5,885,000	7,908,381
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	6,800,000	6,920,836	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	18,910,000	19,835,474	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,178,988
Transocean Inc., Senior Notes	5.050%	12/15/16	320,000	321,532
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	529,465
Williams Cos. Inc., Notes	7.875%	9/1/21	10,339,000	11,943,344
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	307,356
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	3,542,051
Total Oil, Gas & Consumable Fuels				482,211,350
Total Energy				512,653,591

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 11.3%
Banks — 7.2%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	7,100,000	$7,168,125	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	1/30/15	12,050,000	9,037,500	(b)(c)
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	16,950,000	16,754,007	(b)(c)
Bank of America Corp., Senior Notes	4.500%	4/1/15	13,380,000	13,505,718
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,777,129
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	1,988,815
Bank of America Corp., Senior Notes	5.650%	5/1/18	160,000	177,756
Bank of America Corp., Senior Notes	2.600%	1/15/19	8,150,000	8,213,374
Bank of America Corp., Senior Notes	5.625%	7/1/20	14,140,000	16,099,663
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	13,077,797
Bank of America Corp., Senior Notes	3.300%	1/11/23	28,960,000	28,962,230
Bank of America Corp., Senior Notes	4.125%	1/22/24	230,000	241,536
Bank of America Corp., Senior Notes	4.000%	4/1/24	15,800,000	16,451,355
Bank of America Corp., Senior Notes	5.000%	1/21/44	42,260,000	47,323,804
Bank of America Corp., Senior Notes	4.875%	4/1/44	23,630,000	26,106,093
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,216,441
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	14,080,000	14,343,648
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	12,000,000	11,973,060
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	7,500,000	7,512,488	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	5,010,099	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	7,270,000	7,394,346
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	9,090,000	9,183,563
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,300,000	3,400,554	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	703,800
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,270,000	1,342,263
CIT Group Inc., Senior Notes	5.000%	8/1/23	10,380,000	10,665,450
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	6,200,000	5,719,500	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	8,170,000	8,047,450	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,050,000	5,959,250	(b)(c)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	3,420,000	3,334,500	(b)(c)
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,417,000	6,426,131
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,574,492
Citigroup Inc., Senior Notes	6.000%	8/15/17	7,720,000	8,541,169
Citigroup Inc., Senior Notes	3.875%	10/25/23	330,000	343,003
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	704,000	728,401
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	25,260,000	27,950,316

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	21

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	11,500,000	$11,474,240
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,660,000	2,067,998
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	214,573
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	5,404,000	6,987,658
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,130,000	1,238,106
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	15,410,000	15,480,038
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,644,528	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	11,522,000	14,828,814	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	19,060,000	20,217,209
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	10,600,000	12,650,708
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	16,980,000	19,569,450	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	10,440,000	10,544,400	(b)(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	8,270,000	8,605,613
ING Bank NV, Subordinated Notes	5.800%	9/25/23	13,820,000	15,330,236	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,242,000	7,339,810	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	3,880,000	3,941,323
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	29,410,000	28,542,846	(a)
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,185,967
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	10,770,000	11,674,432
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,934,283
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,349,809
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	24,430,000	25,006,621
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	250,000	256,951
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	340,963
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	9,718,000	9,614,153
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	20,000,000	20,020,200
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	115,872	(a)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	8,350,000	8,426,311
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	25,360,000	25,930,600	(b)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	6,000,000	6,034,764
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,860,508	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,885,000	2,196,025	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	2,000,000	2,100,000	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,150,000	2,171,526

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,810,000	$6,748,274
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	6,229,000	6,779,681
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	12,920,000	14,012,967
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	15,075,000	16,317,150
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	14,180,000	14,423,768
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	4,009,000	4,159,149
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	11,800,000	11,816,154	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,300,000	2,348,707	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	36,490,000	37,956,643	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,640,000	4,701,322	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,380,515	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	3,920,000	4,393,979
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/17/15	20,261,000	19,561,996	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	14,865,080
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	8,110,000	8,412,487
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,708,591
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	15,521,593
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	6,860,000	6,952,569
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	1,802,000	1,921,301
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	8,140,000	9,260,984
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,840,000	2,166,070
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	13,460,000	13,888,849
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	7,092,000	7,216,110
Total Banks				932,665,300
Capital Markets — 1.6%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	1,035,917
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/17/15	1,830,000	1,345,050	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	13,300,000	13,434,317
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	583,000	654,370
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	210,000	215,435
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	28,869,155
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	3,946,000	4,561,686
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	5,320,000	6,004,482
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	5,100,000	5,294,560
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	5,410,000	5,544,832
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	37,393,379
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,523,088

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	23

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	11,840,000	$14,887,320
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/17/15	5,550,000	0	(b)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	90,000	100,275
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	412,981
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,920,000	6,399,555
Morgan Stanley, Medium-Term Notes	0.681%	10/18/16	7,802,000	7,778,586	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	7,435,000	8,070,202
Morgan Stanley, Senior Notes	5.450%	1/9/17	3,990,000	4,284,119
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000	2,141,038
Morgan Stanley, Senior Notes	5.950%	12/28/17	4,700,000	5,222,410
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	28,931,000	31,333,691
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	11,604,000	11,280,155	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,673,000	3,676,882
Total Capital Markets				201,463,485
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	2,699,000	3,164,578
American Express Co., Subordinated Debentures	6.800%	9/1/66	8,556,000	8,962,410	(c)
American Honda Finance Corp., Notes	1.000%	8/11/15	14,310,000	14,363,305	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	18,610,000	22,079,946
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,500,000	1,672,500
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	60,000	66,450
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	42,280
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000	16,510,568
Total Consumer Finance				66,862,037
Diversified Financial Services — 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	8,550,000	8,464,500	(a)
Bank of America Corp., Senior Notes	5.875%	1/5/21	15,920,000	18,458,810
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,690,000	6,709,140
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	6,556,477
CME Group Inc., Senior Notes	5.300%	9/15/43	4,500,000	5,452,569
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	8,200,000	8,251,529
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,135,000	4,528,801

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,430,000	$1,611,794
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	45,970,000	65,024,887
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	34,295,000	36,781,388	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,870,000	2,769,550	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	26,120,000	27,817,800	(a)
Voya Financial Inc., Senior Notes	2.900%	2/15/18	2,450,000	2,508,195
Total Diversified Financial Services				194,935,440
Insurance — 0.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	680,729
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	67,086
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	11,369,750	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	5,783,000	6,448,045
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	7,041,592
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	327,051
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	7,755,000	8,641,769	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	382,432	(a)
Total Insurance				34,958,454
Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	18,980,000	19,261,113	(a)
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,591,000	6,995,305
Total Financials				1,457,141,134
Health Care — 1.7%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	3.625%	5/22/24	5,000,000	5,082,205
Celgene Corp., Senior Notes	3.625%	5/15/24	2,200,000	2,246,482
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	12,169,000	12,763,224
Total Biotechnology				20,091,911
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,960,000	7,636,234
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,022,677
Medtronic Inc., Senior Notes	3.500%	3/15/25	20,060,000	20,520,778	(a)
Total Health Care Equipment & Supplies				29,179,689

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	25

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 0.7%
Anthem Inc., Notes	5.875%	6/15/17	3,052,000	$3,354,591
Anthem Inc., Notes	7.000%	2/15/19	1,895,000	2,232,937
Anthem Inc., Senior Notes	1.250%	9/10/15	3,210,000	3,222,988
Anthem Inc., Senior Notes	3.700%	8/15/21	2,130,000	2,226,561
Anthem Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,276,821
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	1,410,000	1,399,865
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	11,390,000	11,617,800
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	2,370,000	2,529,975	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	780,000	783,900	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	4,230,000	4,589,550	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	240,350
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	4,200,000	4,478,250	(a)
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	14,716,550
HCA Inc., Notes	7.690%	6/15/25	723,000	813,375
HCA Inc., Senior Notes	7.500%	2/15/22	590,000	674,075
HCA Inc., Senior Secured Notes	4.250%	10/15/19	4,150,000	4,212,250
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,800,000	2,016,900
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	280,365
Humana Inc., Senior Notes	3.150%	12/1/22	2,470,000	2,401,742
Humana Inc., Senior Notes	4.625%	12/1/42	3,460,000	3,508,132
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	348,952
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,540,000	1,518,015
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	3,000,000	3,178,056
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000,000	12,585,520
Total Health Care Providers & Services				88,207,520
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	4,667,673
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	1,350,000	1,550,468
Total Life Sciences Tools & Services				6,218,141
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	1.750%	11/6/17	11,580,000	11,605,163
AbbVie Inc., Senior Notes	2.900%	11/6/22	6,130,000	6,035,150
GlaxoSmithKline Capital Inc., Senior Bonds	6.375%	5/15/38	7,000,000	9,320,409
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	10,240,000	10,240,553
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	4,150,000	4,280,049
Pfizer Inc., Senior Notes	6.200%	3/15/19	4,675,000	5,438,834
Pfizer Inc., Senior Notes	7.200%	3/15/39	7,000,000	10,176,264

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	5,259,000	$6,074,071	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	660,000	676,315
Wyeth, Notes	5.950%	4/1/37	6,358,000	8,155,140
Zoetis Inc., Senior Notes	3.250%	2/1/23	2,340,000	2,308,242
Total Pharmaceuticals				74,310,190
Total Health Care				218,007,451
Industrials — 1.4%
Aerospace & Defense — 0.1%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	9,659,817
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,584,741
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,668,256
Total Aerospace & Defense				17,912,814
Airlines — 0.3%
Air 2 US, Notes	8.027%	10/1/19	3,679,486	3,937,050	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	11,358,594	13,175,970
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	5,957,465	6,702,149
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,698,938
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	30,199	31,594
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	178,344	192,611
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	9,667,743	10,610,348
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	1,478,595	1,641,240
Total Airlines				41,989,900
Building Products — 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	105,000	111,038	(a)
Masco Corp., Senior Notes	6.125%	10/3/16	8,270,000	8,770,335
Total Building Products				8,881,373
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	2,000,000	2,120,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	7,130,000	7,023,050	(a)
United Rentals North America Inc., Senior Notes	7.375%	5/15/20	2,330,000	2,516,400
Waste Management Inc., Senior Notes	7.125%	12/15/17	500,000	584,088
Waste Management Inc., Senior Notes	4.600%	3/1/21	2,370,000	2,624,493
Waste Management Inc., Senior Notes	3.500%	5/15/24	5,040,000	5,103,328
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,736,079
West Corp., Senior Notes	5.375%	7/15/22	9,790,000	9,373,925	(a)
Total Commercial Services & Supplies				31,081,363

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	27

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.3%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	1,373,000	$1,486,708
Eaton Corp., Senior Notes	1.500%	11/2/17	3,900,000	3,877,407
Eaton Corp., Senior Notes	2.750%	11/2/22	25,195,000	24,751,493
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,540,667
Total Electrical Equipment				36,656,275
Industrial Conglomerates — 0.2%
General Electric Co., Senior Notes	0.850%	10/9/15	6,700,000	6,717,145
General Electric Co., Senior Notes	4.500%	3/11/44	8,660,000	9,519,263
United Technologies Corp., Senior Notes	4.500%	6/1/42	7,330,000	7,980,823
Total Industrial Conglomerates				24,217,231
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	5,268,000	5,314,996
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	2,490,000	2,426,843
Total Machinery				7,741,839
Road & Rail — 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	7,450,000	7,375,500	(a)
Total Industrials				175,856,295
Information Technology — 0.2%
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,530,261
Software — 0.2%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	8,410,000	8,830,500	(a)
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,713,875
Total Software				24,544,375
Total Information Technology				26,074,636
Materials — 2.4%
Chemicals — 0.2%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	11,645,000	11,033,638
Ecolab Inc., Senior Notes	4.350%	12/8/21	2,650,000	2,887,411
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	5,730,000	5,615,400
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,934,155
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,360,000	2,716,263
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,076,534
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	366,772
Total Chemicals				28,630,173
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.241%	12/15/19	10,560,000	10,190,400	(a)(c)

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Ball Corp., Senior Notes	5.750%	5/15/21	6,040,000	$6,326,900
Ball Corp., Senior Notes	4.000%	11/15/23	190,000	183,350
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	3,850,000	3,979,937
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	5,165,000	5,390,969
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,855,000	2,897,208
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	2,250,000	2,292,190
Total Containers & Packaging				31,260,954
Metals & Mining — 1.9%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,305,000	8,318,277
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,330,000	4,166,945
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	11,290,000	10,987,405
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	8,269,000	8,349,639
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	24,000,872
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	3,080,000	3,180,916
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	7,630,000	8,648,765
Cliffs Natural Resources Inc., Senior Notes	5.700%	1/15/18	6,160,000	4,004,000
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	3,538,000	1,910,520
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	180,000	172,125	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	66,667	60,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	4,130,000	3,758,300	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,230,000	1,856,475	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	8,790,000	8,550,323
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,453,000	2,808,317
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,491,868
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,562,948
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	255,000	322,616
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	11,170,000	11,589,623
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,340,000	3,512,257
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,990,000	5,128,727
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	6,450,000	6,740,250	(a)(h)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	26,640,000	23,798,738
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	600,000	625,500
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	7,433,000	7,878,980
Vale Overseas Ltd., Notes	6.875%	11/21/36	16,044,000	16,913,424
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	40,397,000	38,720,929

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	29

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	3,000,000	$3,209,223	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	13,920,000	14,010,578	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	11,790,000	11,928,026	(a)
Total Metals & Mining				242,207,066
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,330,000	7,533,547
Celulosa Arauco y Constitucion SA, Senior Notes	4.500%	8/1/24	1,250,000	1,242,609
Total Paper & Forest Products				8,776,156
Total Materials				310,874,349
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.3%
AT&T Inc., Global Notes	5.500%	2/1/18	2,136,000	2,357,913
AT&T Inc., Senior Notes	4.450%	5/15/21	1,460,000	1,568,643
AT&T Inc., Senior Notes	3.875%	8/15/21	9,435,000	9,871,906
AT&T Inc., Senior Notes	3.000%	2/15/22	2,516,000	2,468,649
AT&T Inc., Senior Notes	3.900%	3/11/24	7,580,000	7,789,693
AT&T Inc., Senior Notes	4.350%	6/15/45	14,573,000	13,738,754
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	8,336,971
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,000,000	1,037,500
CenturyTel Inc., Senior Notes	6.000%	4/1/17	8,270,000	8,786,875
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	10,121,000	10,687,746
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	5,777,000	5,741,760
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,000,000	3,210,000
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,617,170
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	570,000	652,650
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	652,549
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	619,974
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,667,271
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	4,485,000	4,964,922
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	7,755,000	8,433,562	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	1,848,000	2,141,394
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	7,844,000	8,016,890
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	1,560,000	1,463,686
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	56,995,000	62,935,760
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	1,710,000	1,770,250
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	4,980,000	4,892,845
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	14,466,000	17,818,973
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	66,092,000	84,673,700

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	15,249,000	$15,664,184	(a)
Total Diversified Telecommunication Services				297,582,190
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	7,059,561
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	8,180,000	9,020,413
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	131,514
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	92,331
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,320,000	1,161,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,231,000	4,093,493
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	13,050,000	14,843,070	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,870,000	2,833,264
Sprint Corp., Senior Notes	7.125%	6/15/24	3,960,000	3,682,800
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	990,000	1,015,988
Total Wireless Telecommunication Services				43,934,034
Total Telecommunication Services				341,516,224
Utilities — 1.3%
Electric Utilities — 1.1%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	160,000	201,013
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	8,525,000	11,157,452
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,715,191
Duke Energy Progress Inc., Secured Bonds	2.800%	5/15/22	400,000	400,684
Exelon Corp., Bonds	5.625%	6/15/35	426,000	498,052
FirstEnergy Corp., Notes	7.375%	11/15/31	51,356,000	62,159,556
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	4,290,000	4,323,158
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	18,500,000	19,088,559
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	5,950,000	7,574,969
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	3,585,947
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	10,590,000	12,972,591
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,667,683
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	9,042,698
Total Electric Utilities				140,387,553
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	53,762	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,413,000	12,195,012
Total Gas Utilities				12,248,774
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	7.750%	10/15/15	398,000	414,915
AES Corp., Senior Notes	8.000%	6/1/20	2,079,000	2,375,257

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	31

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,334,000	$1,470,735	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	780,000	830,700	(a)
Total Independent Power and Renewable Electricity Producers				5,091,607
Multi-Utilities — 0.0%
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,834,156
Total Utilities				162,562,090
Total Corporate Bonds & Notes (Cost — $3,858,532,905)				4,026,278,558
Asset-Backed Securities — 4.1%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	3,443,446	3,647,922	(a)
AASET, 2014-1 B	7.375%	12/15/29	22,000,000	22,000,000	(c)(f)
Access Group Inc., 2005-B B2	0.734%	7/25/35	1,977,060	1,779,354	(c)
ACE Securities Corp., 2006-GP1 A	0.430%	2/25/31	52,364	48,844	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.870%	6/25/30	211,212	182,471	(c)
Airspeed Ltd., 2007-1A G1W	0.431%	4/15/24	19,437,390	16,327,407	(a)(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.505%	2/25/33	927,986	877,246	(c)
Applebee’s/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	12,150,000	12,189,767	(a)
Argent Securities Inc., 2005-W5 A2D	0.490%	1/25/36	16,436,145	12,756,240	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	5,900,000	5,901,859	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	5,700,000	5,640,560	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,870,000	2,942,465	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A A	2.460%	7/20/20	12,260,000	12,298,239	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.740%	9/25/34	50,745	49,817	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.623%	9/25/34	3,456,904	3,247,298	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.435%	2/25/36	217,682	216,049	(c)
Brazos Student Loan Finance Corp., 2009-1 AS	2.755%	12/27/39	7,100,000	7,850,726	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.790%	1/25/33	216,906	199,223	(c)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.070%	11/25/34	161,935	155,464	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	340,389	344,527
Countrywide Asset-Backed Certificates, 2002-BC1	0.830%	4/25/32	86,799	57,412	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.850%	6/25/33	127,129	107,618	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.790%	9/25/33	470,971	447,226	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.510%	12/25/36	128,406	86,388	(a)(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.301%	7/15/36	131,783	111,535	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,154,069	1,004,040	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.301%	1/15/37	13,403,978	12,338,644	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.311%	2/15/37	12,127,749	10,917,327	(c)
Education Funding Capital Trust, 2004-1 A4	1.661%	6/15/43	4,600,000	4,542,459	(c)
EMC Mortgage Loan Trust, 2002-B A1	1.470%	2/25/41	199,812	193,826	(a)(c)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.370%	5/25/28	220,491	$206,851	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.410%	10/25/34	17,666,453	16,600,906	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.380%	11/25/36	110,421	95,063	(c)
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	23,853	23,941
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	230,856	6,765	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	27,147	27,025
Greenpoint Manufactured Housing, 1999-2 A2	2.907%	3/18/29	6,200,000	5,677,834	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.520%	6/19/29	2,650,000	2,305,500	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.655%	2/20/30	2,550,000	2,218,500	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	3,650,000	3,345,700	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	6,025,000	5,446,937	(c)
GSAA Home Equity Trust, 2005-6 A3	0.540%	6/25/35	10,799,275	10,325,155	(c)
GSAA Home Equity Trust, 2007-6 A4	0.470%	5/25/47	16,906,220	11,880,576	(c)
GSRPM Mortgage Loan Trust, 2007-1 A	0.570%	10/25/46	9,725,882	8,080,632	(a)(c)
Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	19,577,943	19,569,536	(a)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	9,350,000	9,226,225	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T5 AT5	1.979%	8/15/46	9,310,000	9,340,723	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 B7	2.229%	11/15/46	5,000,000	5,009,500	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	51,492	42,341	(c)
JPMorgan Mortgage Acquisition Corp., 2005-OPT1 M3	0.670%	6/25/35	1,880,000	1,478,714	(c)
Lehman XS Trust, 2005-5N 3A1A	0.470%	11/25/35	4,195,480	3,709,564	(c)
Lehman XS Trust, 2006-2N 1A1	0.430%	2/25/46	23,792,744	17,514,101	(c)
Lehman XS Trust, 2006-4N A2A	0.390%	4/25/46	3,677,555	2,698,730	(c)
Lehman XS Trust, 2007-6 3A6	5.150%	5/25/37	60,181,135	47,192,842	(c)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.470%	11/25/34	9,811,439	9,729,151	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.330%	10/25/36	4,876,850	2,365,828	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.190%	10/25/33	787,043	734,482	(c)
National Collegiate Student Loan Trust, 2006-3 A4	0.440%	3/26/29	12,960,000	11,884,605	(c)
National Collegiate Student Loan Trust, 2007-4 A3L	1.020%	3/25/38	72,180,000	46,372,359	(c)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	386,689	(c)
Northstar Education Finance Inc., 2007-1 A6	1.397%	1/29/46	12,175,000	11,370,476	(c)
Northstar Education Finance Inc., Student Loan Asset Backed Note	1.617%	1/29/46	6,475,000	6,046,387	(c)
Novastar Home Equity Loan, 2003-3 A2C	1.230%	12/25/33	86,910	81,462	(c)
Option One Mortgage Loan Trust, 2002-6 A2	0.970%	11/25/32	763,394	717,478	(c)
Origen Manufactured Housing, 2006-A A2	2.645%	10/15/37	26,397,285	23,523,283	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	33

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Origen Manufactured Housing, 2007-A A2	2.497%	4/15/37	21,905,682	$19,289,668	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	827,212	868,446
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,185,670	1,269,580
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	1.970%	7/25/35	8,796,238	8,209,010	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	939,750	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.710%	8/25/31	137,598	92,815	(c)
RAAC, 2007-RP2 M1	1.145%	2/25/46	10,000,000	6,968,980	(a)(c)
RAAC, 2007-RP3 A	0.550%	10/25/46	6,644,216	5,869,294	(a)(c)
Renaissance Home Equity Loan Trust, 2003-1 A	1.030%	6/25/33	27,599	26,038	(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.670%	12/25/33	263,182	255,898	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.790%	3/25/34	8,505,115	8,233,427	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.500%	5/25/35	1,259,944	1,088,423	(c)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	16,500,000	12,119,663
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.830%	5/25/33	427,786	377,644	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.280%	8/25/33	2,828,510	2,505,141	(c)
Residential Funding Mortgage Securities II, 2003-HS3	0.460%	8/25/33	32,322	29,821	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.670%	10/25/32	2,736,238	2,513,538	(a)(c)
SACO I Trust, 2006-3 A3	0.630%	4/25/36	898,827	1,369,700	(c)
SACO I Trust, 2006-5 1A	0.470%	4/25/36	73,110	120,829	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.295%	12/25/32	1,042,198	969,911	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.130%	12/25/33	6,662,511	6,248,389	(c)
Saxon Asset Securities Trust, 2005-1 M1	0.845%	5/25/35	662,122	630,741	(c)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	8,785,288	8,873,917	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.340%	7/25/29	6,739	6,119	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	7.835%	5/25/31	358,170	315,871	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.375%	2/25/36	1,149,835	67,770	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	241	241
Total Asset-Backed Securities (Cost — $505,491,272)				522,958,438
Collateralized Mortgage Obligations — 15.1%
ACRE Commercial Mortgage Trust	3.157%	6/15/30	1,901,000	1,902,589	(a)(c)
ACRE Commercial Mortgage Trust	4.557%	6/15/30	3,656,000	3,681,640	(a)(c)
American Home Mortgage Assets, 2006-3 3A12	0.360%	10/25/46	9,465,820	6,710,481	(c)
Banc of America Alternative Loan Trust, 2004-11 2CB1	6.000%	12/25/34	13,674,658	13,517,236
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	1,600,000	1,676,386
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.622%	4/10/49	3,720,000	3,690,872	(c)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	48,945	51,076
Banc of America Funding Corp., 2004-B 3A2	2.952%	12/20/34	156,137	87,684	(c)
Banc of America Funding Corp., 2005-F 2A1	2.708%	9/20/35	9,803,771	7,490,905	(c)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Banc of America Mortgage Securities Inc., 2004-K 4A1	2.616%	12/25/34	72,505	$70,719	(c)
BCAP LLC Trust, 2009-RR4 8A2	2.779%	9/26/35	4,334,213	3,345,709	(a)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.779%	9/26/35	3,552,356	2,709,887	(a)(c)
Bear Stearns ARM Trust, 2005-12 11A1	2.557%	2/25/36	293,891	229,127	(c)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.457%	12/25/35	1,282,448	1,437,424	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-AC4 A2	32.849%	7/25/36	8,290,856	12,677,789	(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW17 AJ	5.896%	6/11/50	3,250,000	3,300,174	(c)
Bear Stearns Mortgage Funding Trust, 2007-AR2 A1	0.340%	3/25/37	40,421,540	32,531,862	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.889%	8/15/29	8,300,000	8,245,331	(a)(c)
Carefree Portfolio Trust, 2014-CMZA MZA	6.137%	11/15/19	5,000,000	5,000,029	(a)(c)
CD Commercial Mortgage Trust, 2006-CD2 AJ	5.385%	1/15/46	9,315,000	8,807,491	(c)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.346%	1/15/46	2,500,000	2,600,705	(c)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	2,820,000	2,744,731
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	6,620,000	5,497,559	(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.370%	10/25/36	791,653	675,965	(a)(c)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	4,520,000	4,417,834
Citigroup Commercial Mortgage Trust, 2008-C7 AJA	6.142%	12/10/49	2,160,000	2,135,456	(c)
Citigroup Commercial Mortgage Trust, 2014-GC25 A3	3.372%	10/10/47	10,770,000	10,999,412
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	7,500,000	7,817,293
Citigroup Mortgage Loan Trust Inc., 2005-05	1.776%	8/25/35	136,293	108,240	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	0.548%	12/25/35	164,037	143,260	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.570%	5/25/35	121,208	120,962	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.410%	11/25/36	37,346,000	32,838,412	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.410%	11/25/36	8,036,944	6,960,797	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	5,445,000	5,847,576	(c)
COMM Mortgage Trust, 2013-CR12 E	5.085%	10/10/46	1,453,000	1,291,412	(a)(c)
COMM Mortgage Trust, 2013-CR13 E	4.756%	12/10/23	1,180,000	1,026,580	(a)(c)
COMM Mortgage Trust, 2014-CR21 A3	3.528%	12/10/47	5,000,000	5,173,315
COMM Mortgage Trust, 2014-CR21 C	4.419%	12/10/47	11,948,000	11,961,442	(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	4,840,290	4,927,865
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	960,000	960,842
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	3,413,000	3,649,357
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	1,470,000	1,606,112	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	35

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.085%	10/10/46	730,000	$789,215	(c)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	1,763,000	1,809,094	(a)
Commercial Mortgage Pass-Through Certificates, 2014-SAVA D	3.261%	6/15/34	14,511,000	14,520,185	(a)(c)
Commercial Mortgage Trust, 2014-CR19 B	4.703%	8/10/47	10,190,000	10,956,125	(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.170%	7/25/24	82,960,000	74,942,082	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	8,403,944	8,571,460
Countrywide Alternative Loan Trust, 2004-33 2A1	2.700%	12/25/34	22,407	22,017	(c)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.470%	12/25/35	9,693,493	7,966,258	(c)
Countrywide Alternative Loan Trust, 2006-006CB 1A4	5.500%	5/25/36	12,752,547	11,734,600
Countrywide Alternative Loan Trust, 2006-041CB 2A12	6.000%	1/25/37	29,771,467	25,692,062
Countrywide Alternative Loan Trust, 2006-043CB 1A10	6.000%	2/25/37	10,616,641	9,190,868
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.376%	3/20/46	170,667	134,238	(c)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.396%	5/20/46	3,739,886	2,710,463	(c)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.366%	7/20/46	355,405	245,609	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.360%	8/25/46	406,328	304,824	(c)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.361%	12/20/46	1,768,408	1,340,225	(c)
Countrywide Alternative Loan Trust, 2007-8CB A4	37.983%	5/25/37	2,145,759	3,809,358	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.401%	3/20/36	92,200	83,936	(c)
Countrywide Home Loans, 2006-0A5 1A1	0.370%	4/25/46	2,815,964	2,352,259	(c)
Countrywide Home Loans, 2006-R1 AF2	0.540%	1/25/36	5,331,456	4,520,089	(a)(c)
Countrywide Home Loans, 2006-R2 AS, IO	5.648%	7/25/36	40,381,692	5,516,705	(a)(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.432%	5/20/36	413	368	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.806%	6/15/38	21,987,822	22,277,907	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.607%	1/15/49	3,450,000	3,478,852	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.607%	1/15/49	10,048,000	10,757,077	(c)
Credit Suisse Mortgage Trust, 2013-11R 2A3	23.881%	5/27/34	12,536,334	17,312,314	(a)(c)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.403%	1/27/36	15,890,000	16,068,763	(a)(c)
Credit Suisse Mortgage Trust, 2014-USA A2	3.953%	9/15/37	13,300,000	14,120,485	(a)
Credit Suisse Mortgage Trust, 2014-USA B	4.185%	9/15/37	10,390,000	10,868,096	(a)
Credit Suisse Mortgage Trust, 2014-USA D	4.373%	9/15/37	10,650,000	10,315,185	(a)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	4,290,000	3,962,647	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	0.984%	9/19/44	172,725	167,586	(c)
Equity Mortgage Trust, 2014-INNS D	2.507%	5/8/31	9,040,000	9,003,081	(a)(c)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 283 IO, IO	3.500%	10/15/27	917,349	$131,815
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	26,144,265	28,614,322
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.129%	11/15/36	3,344,427	568,991	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.339%	7/15/37	1,499,790	251,038	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.869%	9/15/37	4,221,376	501,196	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3422 AI, IO	0.250%	1/15/38	2,645,234	25,314
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.069%	1/15/40	7,660,736	1,236,328	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	12,605,964
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	32,868,822	36,365,769
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB PAC	4.000%	12/15/39	27,950,934	29,504,754
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	31,672,538	35,670,942
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.789%	10/15/41	22,346,532	4,144,835	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.439%	11/15/41	12,024,955	2,388,829	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.889%	8/15/39	8,123,854	929,263	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.889%	7/15/42	2,263,700	519,176	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,710,894	1,513,329
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.889%	8/15/42	3,308,921	715,291	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	9,300,274	1,635,942
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.989%	11/15/42	2,589,299	546,807	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.989%	11/15/42	2,588,533	525,634	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.989%	11/15/42	4,243,347	914,591	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4146 DI, IO	3.000%	12/15/31	6,885,265	872,360
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.039%	5/15/39	7,834,688	1,569,053	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.089%	9/15/42	6,037,870	1,150,061	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	10,626,183	1,278,051
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	7,739,206	1,263,278
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	22,513,329	25,572,800
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.654%	7/25/21	21,577,896	1,902,372	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.186%	4/25/20	79,148,814	3,642,349	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.654%	6/25/20	11,032,999	747,331	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.567%	10/25/21	8,355,145	715,292	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.362%	6/25/21	39,619,707	2,612,523	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	37

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2005-088 IP, IO	1.659%	10/25/35	6,194,402	$371,257
Federal National Mortgage Association (FNMA), 2006-028 1P, IO	1.759%	4/25/36	4,828,610	323,735
Federal National Mortgage Association (FNMA), 2006-059 IP, IO	0.000%	7/25/36	6,057,779	483,019
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.431%	11/25/36	9,569,799	2,165,186	(c)
Federal National Mortgage Association (FNMA), 2006-118 IP1, IO	0.000%	12/25/36	8,267,694	653,686
Federal National Mortgage Association (FNMA), 2006-118 IP2, IO	0.000%	12/25/36	7,546,488	437,344
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.311%	4/25/40	6,066,025	890,844	(c)
Federal National Mortgage Association (FNMA), 2010-075 PU PAC	4.500%	4/25/39	12,184,939	12,438,203
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.411%	9/25/40	5,760,929	1,063,499	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	19,331,985	20,824,124
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.361%	12/25/40	804,692	124,210	(c)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,206,215	1,400,083
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.471%	7/25/41	5,240,783	1,078,878	(c)
Federal National Mortgage Association (FNMA), 2011-090, IO	6.231%	9/25/41	26,577,653	5,355,974	(c)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.531%	10/25/26	3,649,004	634,208	(c)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.431%	10/25/40	4,084,808	760,338	(c)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	7,824,755	8,761,597
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	11,030,073	12,387,765
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	22,249,406	25,177,783
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	2,962,020	310,131
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.481%	2/25/41	4,242,408	770,379	(c)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	10,890,477	1,303,459
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	1,118,008	1,019,726
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.481%	3/25/42	12,673,801	2,245,062	(c)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	668,972	$610,164
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.781%	7/25/42	23,789,663	5,165,307	(c)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.431%	7/25/42	1,960,519	384,028	(c)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	10,808,682	1,211,611
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.931%	9/25/42	5,558,670	1,142,579	(c)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	4,008,620	468,131
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.981%	11/25/42	6,247,506	1,369,453	(c)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.981%	11/25/42	4,938,361	1,151,360	(c)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.981%	11/25/42	7,516,009	1,557,452	(c)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.981%	12/25/42	8,319,542	1,841,270	(c)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.981%	12/25/42	2,608,547	551,485	(c)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.981%	12/25/42	7,248,999	1,520,406	(c)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	12,250,155	1,379,646
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.208%	2/25/17	88,340,457	6,056,887	(c)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	18,365,750	20,870,140
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	45,489,316	50,358,128
Federal National Mortgage Association (FNMA), 2013-009 SA, IO	5.981%	3/25/42	13,787,081	2,361,534	(c)
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	28,653,528	4,729,102
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	11,364,155	1,344,539
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	27,422,970	4,475,936
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.931%	7/25/43	5,999,184	1,385,875	(c)
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	16,659,383	15,429,771
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.834%	8/25/44	47,154,734	3,263,150	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	39

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	2,226,796	$401,213
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	3,781,779	682,771
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,525,231	242,089
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	793,232	100,367	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	702,670	91,629	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	975,050	117,660
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	4,458,440	777,346
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	13,440,218	1,250,829
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	620,071	68,857
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	7,403,022	1,617,969
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	11,854,523	2,227,938
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	4,985,397	896,463
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.540%	2/25/37	157,206	90,842	(c)
First Horizon Alternative Mortgage Securities, 2007-FA3 A1	0.500%	6/25/37	16,758,699	9,432,868	(c)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	194,758,686	2,274,587	(a)
GE Business Loan Trust, 2007-1A A	0.331%	4/16/35	12,846,853	12,209,058	(a)(c)
Government National Mortgage Association (GNMA), 2006-016 GS, IO	6.825%	4/20/36	1,771,140	318,166	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.335%	3/20/39	3,035,109	380,226	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.315%	4/20/40	1,573,304	257,743	(c)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	7,100,000	7,994,607
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.389%	4/16/34	657,928	24,464	(c)
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	14,600,000	15,554,709
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.485%	1/20/40	1,127,398	186,349	(c)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	40,000,000	42,825,920
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	5,509,659	259,412
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	33,846,930
Government National Mortgage Association (GNMA), 2010-118, IO	0.718%	4/16/53	9,881,375	342,894	(c)

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H10 FC	1.156%	5/20/60	1,078,445	$1,098,498	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	2,697,902	2,685,575	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.536%	12/20/60	501,802	496,701	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.556%	12/20/60	12,470,951	12,397,348	(c)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,584,171	23,491,370
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	1,029,379	115,634
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	3,412,169	3,397,343	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.636%	3/20/61	11,728,979	11,693,393	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.656%	3/20/61	9,900,304	9,877,800	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	14,000,951	1,842,317
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	6,550,306	537,565
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.939%	8/16/42	9,239,390	1,479,476	(c)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.828%	8/16/52	33,720,419	2,127,522	(c)
Government National Mortgage Association (GNMA), 2013-150 IA, IO	2.973%	11/20/42	7,294,293	335,880	(c)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.535%	6/20/43	16,415,090	3,181,441	(c)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	11,711,930	11,963,209	(c)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	5,727,365	5,789,621
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.933%	6/16/55	31,409,086	1,848,268	(c)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	5,505,769	5,479,303
Government National Mortgage Association (GNMA), 2014-022 IA, IO	2.625%	9/20/43	5,039,382	234,746	(c)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	1.037%	1/16/57	105,920,325	9,882,366	(c)
Government National Mortgage Association (GNMA), 2014-117 SJ, IO, PAC	5.435%	8/20/44	1,147,258	178,419	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	41

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	17,558,574	$2,125,734
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	3,462,286	689,368
GreenPoint Mortgage Funding Trust, 2005-AR4 1A2A	0.490%	10/25/45	4,224,901	3,184,359	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.400%	4/25/36	1,837,866	1,396,032	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.819%	7/10/38	3,065,000	3,230,323	(c)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.689%	8/10/44	295,943	17,272	(a)(c)
GS Mortgage Securities Trust, 2007-GG10 AM	5.796%	8/10/45	22,080,000	22,559,048	(c)
GS Mortgage Securities Trust, 2013-GC14 F	4.772%	8/10/46	2,034,950	1,732,819	(a)(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	5,462,000	6,037,618	(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.520%	3/25/35	10,395,823	9,087,395	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.520%	9/25/35	23,908,652	20,390,589	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.693%	11/25/35	1,630,091	1,473,994	(c)
HarborView Mortgage Loan Trust, 2005-3	0.404%	6/19/35	9,292,124	8,079,214	(c)
HarborView Mortgage Loan Trust, 2005-7 1A1	2.513%	6/19/45	3,749,921	2,442,755	(c)
HarborView Mortgage Loan Trust, 2006-02	2.695%	2/25/36	2,209,893	1,764,752	(c)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.364%	9/19/46	2,393,043	1,865,425	(c)
HarborView Mortgage Loan Trust, 2006-13 A	0.344%	11/19/46	402,569	315,995	(c)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.384%	7/19/47	477,307	408,731	(c)
Homebanc Mortgage Trust, 2005-1 A1	0.420%	3/25/35	8,624,627	7,702,318	(c)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.386%	11/15/16	28,950,000	28,926,484	(a)(c)
IMPAC CMB Trust, 2003-4 1A1	0.795%	10/25/33	42,845	42,333	(c)
IMPAC CMB Trust, 2005-7 A1	0.690%	11/25/35	6,092,787	4,953,436	(c)
IMPAC CMB Trust, 2007-A A	0.420%	5/25/37	10,349,477	9,933,491	(c)
IMPAC Secured Assets Corp., 2005-1 5A1	0.440%	7/25/35	39,583	26,917	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.520%	8/25/36	1,135,656	1,114,696	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.490%	3/25/35	173,632	170,066	(c)
Indymac Index Mortgage Loan Trust, 2006-AR02 1A1B	0.380%	4/25/46	9,301,966	7,347,000	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.370%	6/25/47	362,793	279,012	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.290%	7/25/36	129,350	99,154	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.351%	8/25/37	391,195	328,288	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.481%	8/25/35	348,547	278,568	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	3,120,000	3,398,803	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	1,602,000	1,770,498	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C25 AS	4.065%	11/15/47	7,940,000	8,354,824
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.450%	4/25/47	42,700,020	37,759,670	(c)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.877%	2/12/51	4,115,000	$4,509,711	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C5 A3	4.171%	8/15/46	558,000	602,831
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	9,770,000	10,012,032
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.865%	4/15/45	14,275,000	14,215,459	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	3,480,000	2,940,600
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.698%	2/12/49	11,638,056	10,579,435	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.386%	10/15/19	6,200,000	6,213,068	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.461%	8/15/27	5,400,000	5,371,351	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH F	4.061%	8/15/27	18,630,000	18,444,006	(a)(c)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.904%	7/15/44	4,670,000	5,079,433	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.500%	6/15/36	807,391	2,140	(a)(c)(g)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.125%	7/15/40	8,323,000	8,562,111	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.162%	9/15/45	3,550,000	3,950,270	(c)
Luminent Mortgage Trust, 2006-4 A1A	0.360%	5/25/46	314,496	244,587	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.340%	12/25/36	2,670,336	2,133,660	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-06 5A1	2.488%	7/25/34	1,040,738	1,018,946	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.380%	4/25/46	301,854	227,806	(c)
MASTR ARM Trust, 2004-4 3A1	2.171%	5/25/34	874,005	862,731	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	2,448,405	2,482,781	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	3,870,845	3,954,223	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.520%	5/25/35	3,874,187	3,195,693	(a)(c)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.530%	7/25/35	37,056,461	32,124,617	(a)(c)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	10,650,000	10,801,528	(c)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.835%	6/12/50	3,110,000	3,340,314	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.882%	8/12/49	920,000	1,003,438	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	7,834,899	7,614,307	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	12,374,000	12,126,520	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.856%	8/15/45	29,655,322	2,444,251	(a)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	1,283,000	1,280,194

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	43

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	110,000	$119,378	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 G	4.083%	7/15/46	1,319,000	1,074,314	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ15 A4	5.908%	6/11/49	154,724	168,231	(c)
Morgan Stanley Mortgage Loan Trust, 2004-05AR 2A	2.462%	7/25/34	75,147	75,046	(c)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.430%	10/25/34	4,901	4,857	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.491%	11/25/34	2,611,420	2,517,088	(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.514%	7/25/35	4,006,288	3,699,102	(c)
Mortgage IT Trust, 2005-2 1A1	0.430%	5/25/35	55,821	53,650	(c)
Mortgage IT Trust, 2005-3 A1	0.470%	8/25/35	108,105	102,905	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	204,941	191,927
PFP III, 2014-1 D	4.261%	6/14/31	1,550,000	1,552,624	(a)(c)
Prime Mortgage Trust, 2005-2 2A1	6.744%	10/25/32	342,818	371,526	(c)
Prime Mortgage Trust, 2006-1 3A2, IO	6.981%	6/25/36	22,753,746	5,060,843	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	45,610,347	45,899,790	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.620%	1/25/37	17,983,126	12,467,701	(c)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.440%	2/25/46	9,966,494	6,165,881	(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.380%	4/25/46	17,399,148	8,742,881	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.430%	4/25/46	4,306,237	2,198,227	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.500%	4/25/46	6,029,273	3,145,001	(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	6.991%	9/25/36	36,926,001	8,237,157	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	5,075,903	4,234,308
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	110,468	123,924
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	920,657	888,027
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	218,907	205,215
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	205,158	209,884
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.570%	5/25/34	32,136	30,016	(c)
Residential Asset Securitization Trust, 2007-A3 2A2, IO	6.521%	4/25/37	60,355,219	16,331,881	(c)
Sequoia Mortgage Trust, 2007-3 1A1	0.366%	7/20/36	520,685	484,642	(c)
Structured ARM Loan Trust, 2004-08 1A1	2.458%	7/25/34	3,430	3,462	(c)
Structured ARM Loan Trust, 2004-09XS A	0.540%	7/25/34	79,597	76,372	(c)
Structured ARM Loan Trust, 2004-16 2A	2.414%	11/25/34	10,991,058	10,885,994	(c)
Structured ARM Loan Trust, 2004-16 5A2	2.426%	11/25/34	9,192,424	9,069,264	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.470%	10/25/35	946,467	878,970	(c)
Structured ARM Loan Trust, 2006-4 5A1	4.918%	5/25/36	17,401,608	15,142,061	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.904%	10/19/33	302,594	285,115	(c)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.380%	4/25/36	2,924,855	$2,150,038	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.350%	7/25/46	275,189	223,684	(c)
Structured Asset Securities Corp., 2002-9 A2	0.770%	10/25/27	56,178	54,910	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.520%	3/25/35	69,633	58,423	(a)(c)
Thornburg Mortgage Securities Trust, 2004-01	1.554%	3/25/44	20,738	20,236	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.910%	9/25/44	489,220	474,321	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	2.378%	9/25/37	7,728,101	7,642,118	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.038%	9/25/37	9,179,289	9,479,195	(c)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	1.852%	12/10/45	30,095,180	3,091,377	(a)(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.420%	12/26/36	991,060	915,841	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	4,557,000	4,610,376	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	4,504,000	4,604,579	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	4,299,000	4,560,796
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.362%	12/15/43	2,125,000	2,035,064	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	2,631,290	2,725,303	(c)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.402%	2/25/33	79,379	78,405	(c)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.406%	9/25/33	25,469	26,227	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.430%	11/25/45	9,877,492	9,060,426	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates	1.033%	9/25/46	62,049,980	49,570,550	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.400%	4/25/45	5,541,174	5,152,073	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.440%	7/25/45	5,039,373	4,669,841	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.490%	8/25/45	484,099	460,188	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.460%	10/25/45	12,466,890	11,423,723	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.440%	12/25/45	13,202,547	12,676,769	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.060%	9/25/36	368,787	326,976	(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.291%	3/25/37	38,464,779	6,064,242	(c)(g)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.600%	6/25/37	15,588,018	11,291,368	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 B	4.302%	7/15/46	450,000	476,808	(c)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	1,753,000	1,350,711	(a)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 AS	3.808%	12/15/47	5,630,000	5,775,924
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	2.550%	8/27/35	194,875	195,956	(a)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A2	2.612%	11/25/34	108,068	107,405	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.601%	4/25/36	3,657,569	3,529,445	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	45

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.085%	2/15/44	931,219	$27,748	(a)(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.573%	6/15/45	211,600	18,321	(a)(c)
WF-RBS Commercial Mortgage Trust, 2013-C14 D	4.001%	6/15/46	4,790,000	4,436,225	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.319%	3/15/47	53,698,465	4,179,996	(c)
WF-RBS Commercial Mortgage Trust, 2014-C22 D	3.909%	9/15/57	4,050,000	3,542,004	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C23 D	3.993%	10/15/57	15,039,198	13,213,259	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C24 D	3.692%	11/15/47	11,190,000	9,507,158	(a)
Total Collateralized Mortgage Obligations (Cost — $1,953,855,875)				1,946,195,613
Mortgage-Backed Securities — 22.1%
FHLMC — 1.7%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	3/1/15-11/1/36	426,131	452,942
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	322,843	375,638
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	7/1/20-12/1/38	12,306,637	13,764,146
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	5,536,119	5,645,803
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	8,962,811	10,226,692
Federal Home Loan Mortgage Corp. (FHLMC)	2.226%	8/1/35	1,951,484	2,092,334	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.091%	9/1/35	275,554	292,127	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.299%	9/1/35	1,300,161	1,385,707	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.230%	10/1/35	1,182,029	1,264,981	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.342%	12/1/35	1,515,146	1,616,551	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.528%	1/1/36	165,947	177,064	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.790%	2/1/37	47,842	50,135	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	2/1/37	43,334	45,623	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	1.838%	5/1/37	152,665	160,124	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.047%	5/1/37	2,267,788	2,401,441	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.495%	5/1/37	110,005	117,372	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.690%	5/1/37	1,120,614	1,205,762	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.275%	6/1/37	139,981	148,211	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	6/1/37	492,830	530,556	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.240%	7/1/37	1,929,826	2,056,935	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.425%	8/1/37	1,994,893	2,130,241	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	25,786,212	28,559,692
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/1/40	12,997,925	14,105,411
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	23,722,093	25,583,770
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/42-2/1/44	11,796,917	12,312,922

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/14/45	9,600,000	$9,981,750	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	4/1/16-1/1/32	84,454	93,008
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	110,217	114,676
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	40,447,121	43,576,117
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	2/1/32-5/1/43	29,993,462	31,570,874
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	38,259	42,882
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	2,031,842	2,296,741
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/43	9,031,687	9,142,342
Total FHLMC				223,520,570
FNMA — 16.0%
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	13,381,206	15,007,579
Federal National Mortgage Association (FNMA)	6.500%	6/1/17-5/1/40	38,275,399	43,579,756
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	186	203
Federal National Mortgage Association (FNMA)	4.500%	7/1/23-10/1/44	373,787,586	408,888,405
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	23,787,817	26,991,931
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	23,034,214	23,135,717
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	12,072,580	13,590,388
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	5,508	6,239
Federal National Mortgage Association (FNMA)	3.000%	1/20/30	225,200,000	234,076,055	(i)
Federal National Mortgage Association (FNMA)	3.500%	1/20/30-1/14/45	335,300,000	351,129,483	(i)
Federal National Mortgage Association (FNMA)	3.500%	11/1/31-5/1/43	156,635,266	164,374,431
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/42	82,719,019	91,593,307
Federal National Mortgage Association (FNMA)	2.390%	5/1/35	986,836	1,056,280	(c)
Federal National Mortgage Association (FNMA)	2.122%	6/1/35	516,856	553,583	(c)
Federal National Mortgage Association (FNMA)	2.605%	6/1/35	3,383,712	3,645,447	(c)
Federal National Mortgage Association (FNMA)	2.128%	8/1/35	525,478	559,933	(c)
Federal National Mortgage Association (FNMA)	2.192%	9/1/35	1,052,330	1,125,117	(c)
Federal National Mortgage Association (FNMA)	2.310%	9/1/35	1,707,066	1,837,430	(c)
Federal National Mortgage Association (FNMA)	2.125%	10/1/35	1,215,196	1,297,319	(c)
Federal National Mortgage Association (FNMA)	2.237%	10/1/35	774,211	842,694	(c)
Federal National Mortgage Association (FNMA)	2.920%	10/1/35	1,108,899	1,178,602	(c)
Federal National Mortgage Association (FNMA)	2.097%	11/1/35	71,074	75,303	(c)
Federal National Mortgage Association (FNMA)	2.102%	11/1/35	72,522	76,629	(c)
Federal National Mortgage Association (FNMA)	2.109%	11/1/35	92,363	98,043	(c)
Federal National Mortgage Association (FNMA)	2.110%	11/1/35	69,037	72,932	(c)
Federal National Mortgage Association (FNMA)	2.136%	11/1/35	106,516	113,674	(c)
Federal National Mortgage Association (FNMA)	2.567%	12/1/35	540,768	581,043	(c)
Federal National Mortgage Association (FNMA)	2.546%	2/1/36	120,867	130,046	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	47

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	1.764%	2/1/37	5,656,876	$5,915,074	(c)
Federal National Mortgage Association (FNMA)	1.330%	8/1/37	227,225	232,448	(c)
Federal National Mortgage Association (FNMA)	1.950%	8/1/37	256,207	273,552	(c)
Federal National Mortgage Association (FNMA)	2.314%	11/1/37	64,410	68,752	(c)
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-8/1/43	216,055,065	232,245,147
Federal National Mortgage Association (FNMA)	3.000%	11/1/42-2/1/43	15,544,762	15,723,257
Federal National Mortgage Association (FNMA)	4.000%	1/14/45	205,000,000	218,787,049	(i)
Federal National Mortgage Association (FNMA)	4.500%	1/14/45	69,200,000	75,114,441	(i)
Federal National Mortgage Association (FNMA)	5.000%	1/14/45	115,700,000	127,828,160	(i)
Total FNMA				2,061,805,449
GNMA — 4.4%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	61,780	67,975
Government National Mortgage Association (GNMA)	7.000%	9/15/23-7/15/31	159,129	178,465
Government National Mortgage Association (GNMA)	8.500%	11/15/27	3,039	3,053
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	11,413,687	13,081,098
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/41	29,416,215	33,570,679
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	16,418	17,243
Government National Mortgage Association (GNMA)	0.566%	8/20/31	1,005	1,010	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/36	13,902,143	15,686,410
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	28,436,322	31,714,605
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	73,526,169	80,706,019
Government National Mortgage Association (GNMA)	3.500%	1/21/45	52,100,000	54,688,719	(i)
Government National Mortgage Association (GNMA) II	4.500%	7/20/41	19,292,477	21,145,903
Government National Mortgage Association (GNMA) II	4.000%	4/20/44	8,926,358	9,579,210
Government National Mortgage Association (GNMA) II	3.500%	1/21/45	194,500,000	204,164,219	(i)

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.000%	1/21/45	96,000,000		$102,928,877	(i)
Total GNMA					567,533,485
Total Mortgage-Backed Securities (Cost — $2,817,046,856)					2,852,859,504
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Brazil — 0.3%
Federative Republic of Brazil, Notes (Cost — $39,742,788)	6.000%	8/15/50	93,088,773	BRL	34,765,348
Senior Loans — 2.3%
Consumer Discretionary — 0.8%
Auto Components — 0.0%
INA Beteiligungsgesellschaft mbH, USD Term Loan B	4.250%	5/15/20	6,294,821		6,292,196	(j)(k)
Diversified Consumer Services — 0.0%
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,461,949		2,345,006	(j)(k)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B	4.500%	12/12/21	9,790,000		9,762,030	(j)(k)
Aramark Services Inc., USD Term Loan F	3.250%	2/24/21	6,863,662		6,740,686	(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	3,009,443		2,964,301	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	3,493,421		3,445,387	(j)(k)
Landry’s Inc., Term Loan B	4.000%	4/24/18	3,080,000		3,055,939	(j)(k)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	1,097,117		1,073,117	(j)(k)
Wendy’s International Inc., New Term Loan B	3.250%	5/15/19	10,068,342		9,970,810	(j)(k)
Total Hotels, Restaurants & Leisure					37,012,270
Media — 0.3%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	5,320,238		5,205,284	(j)(k)
Charter Communications Operating LLC, Term Loan G	4.250%	9/12/21	3,650,000		3,663,687	(j)(k)
CSC Holdings Inc., New Term Loan B	2.669%	4/17/20	5,993,430		5,854,083	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	9,790,160		9,555,196	(j)(k)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	12,760,000		12,520,750	(j)(k)
Total Media					36,799,000
Specialty Retail — 0.2%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	8,464,349		5,501,827	(j)(k)
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	1,974,770		1,851,347	(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	7,909,550		7,741,472	(j)(k)
Party City Holdings Inc., Term Loan	4.000-5.250%	7/27/19	7,383,249		7,198,668	(j)(k)
Total Specialty Retail					22,293,314
Total Consumer Discretionary					104,741,786

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	49

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.2%
Food & Staples Retailing — 0.0%
Supervalu Inc., Refi Term Loan B	4.500%	3/21/19	2,890,686	$2,833,777	(j)(k)
Food Products — 0.2%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	8,958,360	8,577,630	(j)(k)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	2,177,175	2,154,382	(j)(k)
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	10,346,655	10,267,203	(j)(k)
Total Food Products				20,999,215
Household Products — 0.0%
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,960,256	1,813,237	(j)(k)
Total Consumer Staples				25,646,229
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Arch Coal Inc., Term Loan B	6.250%	5/16/18	112,058	92,504	(j)(k)
Financials — 0.0%
Diversified Financial Services — 0.0%
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	2,404,167	2,368,104	(j)(k)
Health Care — 0.2%
Health Care Providers & Services — 0.1%
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	9,881,546	9,758,027	(j)(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	2,651,159	2,571,624	(j)(k)
Total Health Care Providers & Services				12,329,651
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	10,442,026	10,163,568	(j)(k)
Total Health Care				22,493,219
Industrials — 0.3%
Airlines — 0.1%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	2,462,500	2,431,719	(j)(k)
Delta Air Lines Inc., New Term Loan B	3.250%	4/20/17	9,768,163	9,656,239	(j)(k)
Total Airlines				12,087,958
Commercial Services & Supplies — 0.1%
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	4,765,561	4,614,650	(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	4,678,392	4,609,680	(j)(k)
Total Commercial Services & Supplies				9,224,330
Construction & Engineering — 0.0%
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	5,838,847	5,313,351	(j)(k)
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	6,389,075	5,973,785	(j)(k)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	9,070,934	8,392,501	(j)(k)
Total Machinery				14,366,286

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation Infrastructure — 0.0%
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	5,510,000		$5,427,350	(j)(k)
Total Industrials					46,419,275
Information Technology — 0.2%
Electronic Equipment, Instruments & Components — 0.0%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	2,468,750		2,407,031	(j)(k)
IT Services — 0.2%
First Data Corp., New 2018 Extended Term Loan	3.667%	3/23/18	14,556,443		14,233,480	(j)(k)
First Data Corp., New 2018 Term Loan	3.667%	9/24/18	5,000,000		4,889,065	(j)(k)
Total IT Services					19,122,545
Technology Hardware, Storage & Peripherals — 0.0%
SunGard Data Systems Inc., Term Loan E	4.000%	3/8/20	4,512,598		4,460,703	(j)(k)
Total Information Technology					25,990,279
Materials — 0.1%
Metals & Mining — 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	7,121,641		6,471,791	(j)(k)
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	9,823,825		9,672,371	(j)(k)
Wireless Telecommunication Services — 0.0%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	3,900,525		3,824,953	(j)(k)
Total Telecommunication Services					13,497,324
Utilities — 0.4%
Electric Utilities — 0.0%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	2,760,044		2,742,794	(j)(k)
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	35,620,000		35,597,738	(j)(k)
NRG Energy Inc., Refi Term Loan B	2.750%	7/2/18	7,854,700		7,686,562	(j)(k)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	2,907,304		2,907,304	(j)(k)
Total Independent Power and Renewable Electricity Producers					46,191,604
Total Utilities					48,934,398
Total Senior Loans (Cost — $306,058,818)					296,654,909
Sovereign Bonds — 5.9%
Brazil — 0.6%
Federative Republic of Brazil, Notes	10.000%	1/1/17	194,067,000	BRL	69,540,480
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	10,670,000		10,670,000
Total Brazil					80,210,480

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	51

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	15,790,000		$17,763,750
Indonesia — 0.3%
Republic of Indonesia, Notes	3.750%	4/25/22	20,470,000		20,162,950	(l)
Republic of Indonesia, Notes	3.750%	4/25/22	370,000		364,450	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	310,000		343,325	(l)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	510,000		538,688	(l)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	7,620,000		8,305,800	(l)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,767,000		1,996,710	(a)
Total Indonesia					31,711,923
Mexico — 3.2%
United Mexican States, Bonds	8.000%	6/11/20	70,565,000	MXN	5,383,234
United Mexican States, Bonds	6.500%	6/9/22	2,110,389,800	MXN	149,974,959
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,468,518
United Mexican States, Bonds	7.750%	11/13/42	2,034,316,200	MXN	158,737,678
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,930,000		3,583,390
United Mexican States, Senior Bonds	10.000%	12/5/24	285,710,000	MXN	25,364,483
United Mexican States, Senior Notes	4.000%	10/2/23	374,000		388,025
United Mexican States, Senior Notes	4.750%	3/8/44	6,478,000		6,753,315
United Mexican States, Senior Notes	5.550%	1/21/45	51,060,000		59,357,250
Total Mexico					413,010,852
New Zealand — 0.3%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	44,500,000	NZD	33,716,334	(l)
Poland — 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	34,710,000		36,835,987
Portugal — 0.2%
Republic of Portugal, Notes	5.125%	10/15/24	21,700,000		22,796,241	(a)
Russia — 0.2%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	22,520,210		23,353,458	(l)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	5,855,700		6,072,361	(a)
Total Russia					29,425,819
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	27,600,000		31,084,500
Turkey — 0.5%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	5,965,000		6,554,044
Republic of Turkey, Senior Bonds	5.750%	3/22/24	16,430,000		18,360,525
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,080,000		1,231,200
Republic of Turkey, Senior Notes	7.500%	11/7/19	380,000		445,455

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Notes	6.250%	9/26/22	14,574,000	$16,632,577
Republic of Turkey, Senior Notes	6.625%	2/17/45	14,900,000	18,286,025
Total Turkey				61,509,826
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1	1	(h)
Total Sovereign Bonds (Cost — $779,602,249)				758,065,713
U.S. Government & Agency Obligations — 15.3%
U.S. Government Agencies — 2.1%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000	3,545,136
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000	66,833,279
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	86,850,000	78,084,143
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000	12,876,382
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	320,000	295,683
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,191,004
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,895,000	3,724,060
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000	13,885,336
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	25,773,000	24,253,295
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	14,614,000	13,503,482
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,890,000	1,742,892
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	11,220,104
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	15,231,000	14,476,532
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	728,000	664,115
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,244,709
Tennessee Valley Authority, Notes	5.250%	9/15/39	16,493,000	20,996,661
Total U.S. Government Agencies				268,536,813
U.S. Government Obligations — 13.2%
U.S. Treasury Bonds	3.750%	11/15/43	19,317,000	23,221,140
U.S. Treasury Bonds	3.625%	2/15/44	204,575,000	240,743,246
U.S. Treasury Bonds	3.375%	5/15/44	245,825,000	276,745,114
U.S. Treasury Bonds	3.125%	8/15/44	160,230,000	172,497,529
U.S. Treasury Bonds	3.000%	11/15/44	109,970,000	115,571,652
U.S. Treasury Notes	0.250%	10/31/15	150,000	149,988
U.S. Treasury Notes	0.250%	11/30/15	10,000,000	10,000,000
U.S. Treasury Notes	1.500%	7/31/16	720,000	731,025
U.S. Treasury Notes	0.875%	11/15/17	60,000	59,714
U.S. Treasury Notes	0.625%	11/30/17	12,390,000	12,231,259
U.S. Treasury Notes	1.500%	8/31/18	1,650,000	1,657,993

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	53

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.625%	4/30/19	46,470,000	$46,629,764
U.S. Treasury Notes	1.750%	9/30/19	6,760,000	6,799,607
U.S. Treasury Notes	1.500%	10/31/19	5,510,000	5,476,422
U.S. Treasury Notes	1.500%	11/30/19	121,959,000	121,187,244
U.S. Treasury Notes	1.625%	12/31/19	199,180,000	198,884,417
U.S. Treasury Notes	2.000%	5/31/21	50,000	50,250
U.S. Treasury Notes	2.000%	8/31/21	11,680,000	11,715,589
U.S. Treasury Notes	2.375%	8/15/24	85,885,000	87,475,247
U.S. Treasury Notes	2.250%	11/15/24	347,480,000	349,814,718
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	4,887,669
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	49,050,000	22,007,999
Total U.S. Government Obligations				1,708,537,586
Total U.S. Government & Agency Obligations (Cost — $1,858,030,874)				1,977,074,399
U.S. Treasury Inflation Protected Securities — 2.1%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	70,972,625	83,326,262
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	10,821,309	14,027,121
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	48,213,457	46,846,171
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	55,017,256	51,724,803
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	693,831	685,972
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	48,939,269	49,149,561
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	23,450,704	22,584,130
Total U.S. Treasury Inflation Protected Securities (Cost — $267,653,959)				268,344,020

			Shares
Common Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC (Cost — $9,649,957)			80,790	0	(e)(f)(g)
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		454,841	11,998,706	(c)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		82,775	2,200,160	(c)
Total Preferred Stocks (Cost — $13,228,695)				14,198,866

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

Security	Rate	Expiration Date	Contracts	Value
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.IG.23 Index, Call @ $60.00		1/21/15	216,800,000	$39,130
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/13/15	566	102,588
U.S. Dollar/Mexican Peso, Put @ $14.12		3/17/15	61,620,000	160,426
U.S. Dollar/Mexican Peso, Put @ $14.23		3/19/15	168,780,000	667,086
U.S. Dollar/Mexican Peso, Put @ $14.36		3/12/15	195,120,000	1,066,374
U.S. Treasury 10-Year Notes Futures, Call @ $126.50		1/23/15	402	307,781
U.S. Treasury 10-Year Notes Futures, Put @ $125.00		1/23/15	303	28,406
U.S. Treasury 10-Year Notes Futures, Put @ $127.00		1/23/15	1,438	1,033,563
U.S. Treasury 30-Year Bonds Futures, Call @ $145.00		1/23/15	102	94,031
U.S. Treasury 30-Year Bonds Futures, Put @ $143.00		1/23/15	6	3,094
U.S. Treasury 30-Year Bonds Futures, Put @ $144.00		1/23/15	526	460,250
Total Purchased Options (Cost — $5,819,879)				3,962,729
Total Investments before Short-Term Investments (Cost — $12,414,714,127)				12,701,358,097

		Maturity Date	Face Amount†
Short-Term Investments — 9.6%
U.S. Government Agencies — 8.8%
Federal Home Loan Bank (FHLB), Dicsount Notes	0.155%	8/18/15	15,000,000	14,987,460	(m)
Federal Home Loan Bank (FHLB), Discount Notes	0.025%	1/21/15	35,000,000	34,999,514	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.045%	1/20/15	50,000,000	49,998,813	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.053%	1/26/15	30,000,000	29,998,896	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	3/17/15	26,400,000	26,398,363	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.058%	3/23/15	100,000,000	99,993,300	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	4/27/15	75,000,000	74,979,150	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/4/15	25,000,000	24,992,300	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/7/15	25,000,000	24,992,100	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/18/15	51,674,000	51,656,224	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.102%	5/26/15	75,000,000	74,972,700	(m)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	55

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130-0.131%	6/8/15	97,000,000	$96,957,708	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.148%	6/15/15	45,000,000	44,979,480	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/18/15	90,000,000	89,924,760	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	11/16/15	63,000,000	62,902,602	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/2/15	50,000,000	49,996,000	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	3/2/15	29,100,000	29,098,574	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.060-0.110%	3/18/15	111,154,000	111,146,997	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.094%	5/13/15	100,000,000	99,966,900	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	10/1/15	45,000,000	44,945,280	(m)
Total U.S. Government Agencies (Cost — $1,137,818,502)				1,137,887,121
U.S. Government Obligations — 0.2%
U.S. Treasury Bills (Cost — $24,998,104)	0.033%	3/26/15	25,000,000	24,999,000	(m)
Repurchase Agreements — 0.6%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/14; Proceeds at maturity — $63,930,284; (Fully collateralized by U.S. government obligations, 2.875% due 5/15/43; Market value — $65,208,576)	0.080%	1/2/15	63,930,000	63,930,000
Goldman Sachs & Co. repurchase agreement dated 12/31/14; Proceeds at maturity — $13,570,053; (Fully collateralized by U.S. government obligations, 1.88% due 9/10/19; Market value — $13,845,094)	0.070%	1/2/15	13,570,000	13,570,000
Total Repurchase Agreements (Cost — $77,500,000)				77,500,000
Total Short-Term Investments (Cost — $1,240,316,606)				1,240,386,121
Total Investments — 108.1% (Cost — $13,655,030,733#)				13,941,744,218
Liabilities in Excess of Other Assets — (8.1)%				(1,047,705,784)
Total Net Assets — 100.0%				$12,894,038,434

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2014 Annual Report

Western Asset Core Plus Bond Fund

(b)	Security has no maturity date. The date shown represents the next call date.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of December 31, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security (unaudited).

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $13,669,899,479.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IO	— Interest Only
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Euro Futures, Call	1/9/15	$1.25	205	$6,406
Japanese Yen Futures, Call	1/9/15	86.00	388	43,650
Japanese Yen Futures, Call	3/6/15	87.00	310	186,000
Japanese Yen Futures, Put	2/6/15	82.00	109	87,200
U.S. Treasury 05-Year Notes Futures, Call	1/23/15	119.75	206	19,313
U.S. Treasury 05-Year Notes Futures, Call	1/23/15	118.75	612	282,094
U.S. Treasury 05-Year Notes Futures, Put	1/23/15	118.75	398	111,938
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	129.00	200	18,750
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	128.50	297	41,764

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	57

Schedule of investments (cont’d)

December 31, 2014

Western Asset Core Plus Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	$128.00	756	$153,563
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	127.00	587	302,672
U.S. Treasury 10-Year Notes Futures, Call	1/23/15	127.50	1,450	475,781
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	127.00	204	172,125
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	129.00	1,241	349,031
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	128.00	841	407,359
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	127.50	1,460	935,312
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	125.50	547	94,016
U.S. Treasury 10-Year Notes Futures, Put	1/23/15	126.50	816	382,500
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	123.00	458	42,938
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	124.50	761	166,469
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	125.00	1,459	433,141
U.S. Treasury 10-Year Notes Futures, Call	2/20/15	125.50	70	120,313
U.S. Treasury 10-Year Notes Futures, Put	2/20/15	121.50	70	3,281
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	147.00	504	173,250
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	146.00	941	529,313
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	144.00	606	871,125
U.S. Treasury 30-Year Bonds Futures, Call	1/23/15	143.00	1,346	2,797,155
U.S. Treasury 30-Year Bonds Futures, Call	2/20/15	145.00	405	632,813
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	142.00	10	2,969
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	138.00	794	37,219
U.S. Treasury 30-Year Bonds Futures, Put	1/23/15	141.00	393	67,547
U.S. Treasury 30-Year Bonds Futures, Put	2/20/15	138.00	794	148,875
Total Written Options (Premiums Received — $11,386,852)				$10,095,882

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2014 Annual Report

Statement of assets and liabilities

December 31, 2014

Assets:
Investments, at value (Cost — $13,655,030,733)	$13,941,744,218
Foreign currency, at value (Cost — $25,092,042)	23,948,791
Cash	287,831,970
Receivable for Fund shares sold	1,951,170,910
Receivable for securities sold	839,681,485
Interest receivable	87,784,817
Deposits with brokers for open futures contracts	29,428,902
Deposits with brokers for open written options	16,684,134
Unrealized appreciation on forward foreign currency contracts	7,590,550
Foreign currency collateral for open futures contracts, at value (Cost — $6,652,296)	6,516,430
Deposits with brokers for OTC swap contracts	4,314,000
OTC swaps, at value (net premiums paid — $1,545,624)	3,519,147
Deposits with brokers for open purchased options	3,354,653
Other assets	2,437,458
Deposits with brokers for centrally cleared swap contracts	1,712,207
Prepaid expenses	232,848
Receivable for open OTC swap contracts	84,593
Principal paydown receivable	70,770
Total Assets	17,208,107,883

Liabilities:
Payable for securities purchased	2,355,208,596
Payable for Fund shares repurchased	1,919,901,802
Payable to broker — variation margin on centrally cleared swaps	43,840
Written options, at value (premiums received — $11,386,852)	10,095,882
Distributions payable	9,127,840
Unrealized depreciation on forward foreign currency contracts	5,963,726
OTC swaps, at value (net premiums paid — $0)	4,169,250
Investment management fee payable	3,871,090
Payable for open OTC swap contracts	675,875
Payable to broker — variation margin on open futures contracts	1,532,776
Service and/or distribution fees payable	903,941
Directors’ fees payable	99,545
Accrued expenses	2,475,286
Total Liabilities	4,314,069,449
Total Net Assets	$12,894,038,434

Net Assets:
Par value (Note 7)	$1,107,663
Paid-in capital in excess of par value	12,950,687,859
Undistributed net investment income	61,666,595
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(393,219,542)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	273,795,859
Total Net Assets	$12,894,038,434

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	59

Statement of assets and liabilities (cont’d)

December 31, 2014

Shares Outstanding:
Class A	23,849,589
Class C	4,589,311
Class C1	2,646,045
Class FI	159,164,837
Class R	913,303
Class I	644,152,600
Class IS	272,347,285

Net Asset Value:
Class A (and redemption price)	$11.63
Class C*	$11.65
Class C1*	$11.63
Class FI (and redemption price)	$11.64
Class R (and redemption price)	$11.62
Class I (and redemption price)	$11.64
Class IS (and redemption price)	$11.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.15

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2014 Annual Report

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Interest	$404,096,684
Dividends	1,086,860
Total Investment Income	405,183,544

Expenses:
Investment management fee (Note 2)	42,160,235
Service and/or distribution fees (Notes 2 and 5)	9,484,102
Transfer agent fees (Note 5)	7,225,129
Fund accounting fees	653,149
Directors’ fees	597,161
Legal fees	429,934
Custody fees	290,110
Insurance	172,201
Registration fees	166,410
Shareholder reports	96,900
Audit and tax fees	82,182
Fees recaptured by investment manager (Note 2)	2,896
Miscellaneous expenses	39,349
Total Expenses	61,399,758
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(494,424)
Net Expenses	60,905,334
Net Investment Income	344,278,210

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	57,707,651
Futures contracts	(37,422,462)
Written options	51,552,701
Swap contracts	(6,784,097)
Foreign currency transactions	20,538,559
Net Realized Gain	85,592,352
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	313,907,156
Futures contracts	14,132,162
Written options	539,355
Swap contracts	(3,293,291)
Foreign currencies	(1,826,643)
Change in Net Unrealized Appreciation (Depreciation)	323,458,739
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	409,051,091
Increase in Net Assets from Operations	$753,329,301

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	61

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$344,278,210	$297,797,084
Net realized gain	85,592,352	23,523,597
Change in net unrealized appreciation (depreciation)	323,458,739	(444,605,252)
Increase (Decrease) in Net Assets from Operations	753,329,301	(123,284,571)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(351,841,130)	(311,611,331)
Decrease in Net Assets from Distributions to Shareholders	(351,841,130)	(311,611,331)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,124,857,150	2,535,336,401
Reinvestment of distributions	296,767,555	287,503,462
Cost of shares repurchased	(6,678,425,074)	(3,019,989,011)
Increase (Decrease) in Net Assets from Fund Share Transactions	2,743,199,631	(197,149,148)
Increase (Decrease) in Net Assets	3,144,687,802	(632,045,050)

Net Assets:
Beginning of year	9,749,350,632	10,381,395,682
End of year*	$12,894,038,434	$9,749,350,632
*Includesundistributed net investment income of:	$61,666,595	$56,204,158

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.19	$11.67	$11.34

Income (loss) from operations:
Net investment income	0.35	0.31	0.21
Net realized and unrealized gain (loss)	0.46	(0.47)	0.34
Total income (loss) from operations	0.81	(0.16)	0.55

Less distributions from:
Net investment income	(0.37)	(0.32)	(0.22)
Total distributions	(0.37)	(0.32)	(0.22)

Net asset value, end of year	$11.63	$11.19	$11.67
Total return[3]	7.36%	(1.34)%	4.88%

Net assets, end of year (000s)	$277,366	$151,890	$162,174

Ratios to average net assets:
Gross expenses	0.78%	0.79%	0.81%[4]
Net expenses[5,6]	0.78	0.79	0.81 [4,7]
Net investment income	2.99	2.71	2.67 [4]

Portfolio turnover rate[8]	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306% and 385% for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.20	$11.68	$11.34

Income (loss) from operations:
Net investment income	0.26	0.22	0.14
Net realized and unrealized gain (loss)	0.47	(0.46)	0.36
Total income (loss) from operations	0.73	(0.24)	0.50

Less distributions from:
Net investment income	(0.28)	(0.24)	(0.16)
Total distributions	(0.28)	(0.24)	(0.16)

Net asset value, end of year	$11.65	$11.20	$11.68
Total return[3]	6.53%	(2.09)%	4.45%

Net assets, end of year (000s)	$53,446	$11,482	$6,146

Ratios to average net assets:
Gross expenses	1.53%[4]	1.59%	1.48%[5]
Net expenses[6,7,8]	1.53 [4]	1.57	1.48 [5]
Net investment income	2.26	1.97	1.89 [5]

Portfolio turnover rate[9]	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306% and 385% for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.18	$11.66	$11.67

Income (loss) from operations:
Net investment income	0.31	0.26	0.06
Net realized and unrealized gain (loss)	0.45	(0.47)	(0.01)
Total income (loss) from operations	0.76	(0.21)	0.05

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.06)
Total distributions	(0.31)	(0.27)	(0.06)

Net asset value, end of year	$11.63	$11.18	$11.66
Total return[3]	6.89%	(1.78)%	0.47%

Net assets, end of year (000s)	$30,785	$33,072	$44,839

Ratios to average net assets:
Gross expenses	1.24%	1.24%	1.26%[4]
Net expenses[5,6]	1.24	1.24	1.26 [4,7]
Net investment income	2.65	2.24	2.22 [4]

Portfolio turnover rate[8]	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306% and 385% for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.19	$11.67	$11.10	$10.78	$10.13

Income (loss) from operations:
Net investment income	0.36	0.31	0.32	0.33	0.42
Net realized and unrealized gain (loss)	0.45	(0.46)	0.59	0.35	0.76
Total income (loss) from operations	0.81	(0.15)	0.91	0.68	1.18

Less distributions from:
Net investment income	(0.36)	(0.33)	(0.34)	(0.36)	(0.53)
Total distributions	(0.36)	(0.33)	(0.34)	(0.36)	(0.53)

Net asset value, end of year	$11.64	$11.19	$11.67	$11.10	$10.78
Total return[3]	7.35%	(1.32)%	8.25%	6.37%	11.80%

Net assets, end of year (000s)	$1,853,440	$3,111,153	$2,934,467	$2,122,142	$923,350

Ratios to average net assets:
Gross expenses	0.81%	0.82%	0.75%	0.78%	0.76%
Net expenses[4,5,6]	0.80	0.77	0.73	0.70	0.70
Net investment income	3.12	2.74	2.79	3.04	3.90

Portfolio turnover rate	78%[7]	109%[7]	127%[7]	170%[7]	464%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that the annual operating expenses did not exceed 0.78%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that the annual operating expenses did not exceed 0.74%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.70%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306%, 385% and 734% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$11.18	$11.66	$11.34

Income (loss) from operations:
Net investment income	0.31	0.28	0.19
Net realized and unrealized gain (loss)	0.45	(0.48)	0.33
Total income (loss) from operations	0.76	(0.20)	0.52

Less distributions from:
Net investment income	(0.32)	(0.28)	(0.20)
Total distributions	(0.32)	(0.28)	(0.20)

Net asset value, end of year	$11.62	$11.18	$11.66
Total return[3]	6.89%	(1.70)%	4.57%

Net assets, end of year (000s)	$10,615	$1,292	$451

Ratios to average net assets:
Gross expenses	1.27%[4]	1.33%[4]	1.24%[5]
Net expenses[6,7,8]	1.15 [4]	1.15 [4]	1.02 [5]
Net investment income	2.71	2.51	2.45 [5]

Portfolio turnover rate[9]	78%	109%	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306% and 385% for the years ended December 31, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	67

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.19	$11.67	$11.11	$10.78	$10.14

Income (loss) from operations:
Net investment income	0.39	0.34	0.35	0.36	0.45
Net realized and unrealized gain (loss)	0.46	(0.46)	0.58	0.35	0.75
Total income (loss) from operations	0.85	(0.12)	0.93	0.71	1.20

Less distributions from:
Net investment income	(0.40)	(0.36)	(0.37)	(0.38)	(0.56)
Total distributions	(0.40)	(0.36)	(0.37)	(0.38)	(0.56)

Net asset value, end of year	$11.64	$11.19	$11.67	$11.11	$10.78
Total return[3]	7.68%	(1.07)%	8.44%	6.72%	11.97%

Net assets, end of year (000s)	$7,498,783	$4,032,933	$4,787,737	$4,698,991	$5,188,774

Ratios to average net assets:
Gross expenses	0.49%	0.51%	0.46%	0.45%	0.45%
Net expenses[4]	0.49 [5,6]	0.51	0.46 [5]	0.45	0.45
Net investment income	3.39	2.98	3.06	3.28	4.20

Portfolio turnover rate	78%[7]	109%[7]	127%[7]	170%[7]	464%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to April 30, 2016 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306%, 385% and 734% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

68	Western Asset Core Plus Bond Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.19	$11.67	$11.10	$10.78	$10.13

Income (loss) from operations:
Net investment income	0.40	0.35	0.35	0.36	0.45
Net realized and unrealized gain (loss)	0.46	(0.46)	0.59	0.35	0.76
Total income (loss) from operations	0.86	(0.11)	0.94	0.71	1.21

Less distributions from:
Net investment income	(0.41)	(0.37)	(0.37)	(0.39)	(0.56)
Total distributions	(0.41)	(0.37)	(0.37)	(0.39)	(0.56)

Net asset value, end of year	$11.64	$11.19	$11.67	$11.10	$10.78
Total return[3]	7.75%	(0.98)%	8.57%	6.65%	12.10%

Net assets, end of year (000s)	$3,169,603	$2,407,529	$2,445,582	$2,131,029	$1,824,251

Ratios to average net assets:
Gross expenses	0.43%	0.43%[4]	0.43%	0.43%	0.43%
Net expenses[5]	0.43 [6,7]	0.43 [4,6]	0.43 [6,7]	0.43	0.43
Net investment income	3.45	3.08	3.09	3.30	4.20

Portfolio turnover rate	78%[8]	109%[8]	127%[8]	170%[8]	464%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 229%, 306%, 385% and 734% for the years ended December 31, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2014 Annual Report	69

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

70	Western Asset Core Plus Bond Fund 2014 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Core Plus Bond Fund 2014 Annual Report	71

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$1,457,141,134	$0	*	$1,457,141,134
Other corporate bonds & notes	—	2,569,137,424	—		2,569,137,424
Asset-backed securities	—	500,958,438	22,000,000		522,958,438
Collateralized mortgage obligations	—	1,946,195,613	—		1,946,195,613
Mortgage-backed securities	—	2,852,859,504	—		2,852,859,504
Non-U.S. Treasury inflation protected securities	—	34,765,348	—		34,765,348
Senior loans	—	296,654,909	—		296,654,909
Sovereign bonds	—	758,065,713	—		758,065,713
U.S. government & agency obligations	—	1,977,074,399	—		1,977,074,399
U.S. Treasury inflation protected securities	—	268,344,020	—		268,344,020
Common stocks	—	—	0	*	0	*
Preferred stocks	$14,198,866	—	—		14,198,866
Purchased options	—	3,962,729	—		3,962,729
Total long term investments	$14,198,866	$12.665,159,231	$22,000,000		$12,701,358,097
Short-term investments†	—	1,240,386,121	—		1,240,386,121
Total investments	$14,198,866	$13,905,545,352	$22,000,000		$13,941,744,218
Other assets	—	2,422,739	—		2,422,739
Other financial instruments:
Futures contracts	$23,398,770	—	—		$23,398,770
Forward currency contracts	—	$7,590,550	—		7,590,550
OTC credit default swaps on corporate issues — sell protection‡	—	3,153,687	—		3,153,687
OTC credit default swaps on credit indices — sell protection‡	—	365,460	—		365,460
Centrally cleared credit default swaps on credit indices — sell protection	—	835,725	—		835,725
Total other financial instruments	$23,398,770	$11,945,422	—		$35,344,192
Total	$37,597,636	$13,919,913,513	$22,000,000		$13,979,511,149

72	Western Asset Core Plus Bond Fund 2014 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$10,095,882	—	—	$10,095,882
Futures contracts	16,255,489	—	—	16,255,489
Forward currency contracts	—	$5,963,726	—	5,963,726
OTC interest rate swaps	—	3,706,366	—	3,706,366
OTC credit default swaps on corporate issues — buy protection‡	—	462,884	—	462,884
Centrally cleared interest rate swaps	—	20,454,962	—	20,454,962
Centrally cleared credit default swaps on credit indices — sell protection	—	390,455	—	390,455
Total	$26,351,371	$30,978,393	—	$57,329,764

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to Swap Contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Western Asset Core Plus Bond Fund 2014 Annual Report	73

Notes to financial statements (cont’d)

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

74	Western Asset Core Plus Bond Fund 2014 Annual Report

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

76	Western Asset Core Plus Bond Fund 2014 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2014, the total notional value of all credit default swaps to sell protection is $84,027,722. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

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Notes to financial statements (cont’d)

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

78	Western Asset Core Plus Bond Fund 2014 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is

Western Asset Core Plus Bond Fund 2014 Annual Report	79

Notes to financial statements (cont’d)

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring

80	Western Asset Core Plus Bond Fund 2014 Annual Report

and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $20,228,858. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $20,998,134, which could be used to reduce the required payment.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Core Plus Bond Fund 2014 Annual Report	81

Notes to financial statements (cont’d)

(s) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$13,025,357	$(13,025,357)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

82	Western Asset Core Plus Bond Fund 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.51%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R and Class IS shares, respectively. In addition total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

Effective November 7, 2014, the investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, commissions, taxes, extraordinary expenses and deferred organization expenses) so that total operating expenses are not expected to exceed 0.45% for Class I shares. This arrangement cannot be terminated prior to April 30, 2016 without the Board of Directors’ consent.

Prior to May 1, 2014, the investment manager voluntarily waived fees and/or reimbursed operating expenses of Class FI shares so that the annual operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) did not exceed 0.78%.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $494,424.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Core Plus Bond Fund 2014 Annual Report	83

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2015	—	$1,580,973	$155	—	—
Expires December 31, 2016	$2	153,572	6,424	$331,456	$2,970
Fee waivers/expense reimbursements subject to recapture	$2	$1,734,545	$6,579	$331,456	$2,970

For the year ended December 31, 2014, LMPFA recaptured $2,000 and $896 for Class C and R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $70,146 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$13,583	$2,073

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,919,321,179	$22,695,993,136
Sales	3,038,561,893	21,015,293,856

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$505,180,892
Gross unrealized depreciation	(233,336,153)
Net unrealized appreciation	$271,844,739

84	Western Asset Core Plus Bond Fund 2014 Annual Report

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	2,016	12/15	$500,594,840	$499,388,400	$(1,206,440)
90-Day Eurodollar	5,674	6/16	1,395,899,103	1,398,215,451	2,316,348
90-Day Eurodollar	667	12/16	163,467,193	163,631,776	164,583
90-Day Eurodollar	455	3/17	111,393,191	111,440,875	47,684
Euro BTP	195	3/15	31,647,316	31,996,147	348,831
U.S. Dollar/British Pound	77	3/15	7,552,507	7,493,062	(59,445)
U.S. Treasury 5-Year Notes	12,896	3/15	1,535,050,211	1,533,717,256	(1,332,955)
U.S. Treasury Ultra Long-Term Bonds	1,783	3/15	283,916,498	294,529,313	10,612,815
					10,891,421
Contracts to Sell:
90-Day Eurodollar	3,389	3/15	845,032,761	844,835,338	197,423
90-Day Eurodollar	2,913	6/18	704,207,658	709,716,038	(5,508,380)
Euro-Bund	985	3/15	182,768,383	185,781,366	(3,012,983)
U.S. Dollar/Euro	1,465	3/15	227,985,864	221,709,438	6,276,426
U.S. Dollar/Japanese Yen	1,703	3/15	179,966,865	177,729,337	2,237,528
U.S. Treasury 2-Year Notes	68	3/15	14,881,154	14,864,375	16,779
U.S. Treasury 10-Year Notes	6,603	3/15	838,420,118	837,239,765	1,180,353
U.S. Treasury Long-Term Bonds	5,588	3/15	802,679,964	807,815,250	(5,135,286)
					(3,748,140)
Net unrealized appreciation on open futures contracts					$7,143,281

During the year ended December 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	4,032	$2,183,365
Options written	105,255,169	71,458,068
Options closed	(25,349)	(13,444,077)
Options exercised	(105,136,148)	(16,751,016)
Options expired	(78,466)	(32,059,488)
Written options, outstanding as of December 31, 2014	19,238	$11,386,852

At December 31, 2014, the Fund held TBA securities with a total cost of $1,371,489,383. At December 31, 2014, the Fund held collateral received from Goldman Sachs Group Inc., Banc of America Securities LLC, and Morgan Stanley Co. Inc in the amount of $1,235,759, $998,060, and $37,000, respectively, for TBA securities.

Western Asset Core Plus Bond Fund 2014 Annual Report	85

Notes to financial statements (cont’d)

At December 31, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	80,846,154	USD	100,869,321	Bank of America N.A.	2/13/15	$(3,002,843)
USD	46,704,028	JPY	5,281,922,000	Barclays Bank PLC	2/13/15	2,592,975
JPY	7,113,823,404	USD	62,151,717	Citibank N.A.	2/13/15	(2,741,858)
USD	606,349	EUR	485,922	Citibank N.A.	2/13/15	18,128
USD	1,116,078	EUR	893,001	Citibank N.A.	2/13/15	35,076
USD	339,284	EUR	276,001	Citibank N.A.	2/13/15	5,177
USD	43,002,573	EUR	34,396,638	Credit Suisse First Boston Inc.	2/13/15	1,364,503
USD	52,841,230	EUR	42,250,000	Goldman Sachs Group Inc.	2/13/15	1,696,451
USD	24,665,368	EUR	19,690,000	Morgan Stanley Co. Inc.	2/13/15	830,085
USD	12,632,560	EUR	10,120,524	UBS AG	2/13/15	381,389
USD	487,500	EUR	390,000	UBS AG	2/13/15	15,394
USD	56,200,000	MXN	836,115,500	Barclays Bank PLC	3/17/15	(219,025)
USD	18,486,000	MXN	270,505,638	Barclays Bank PLC	3/19/15	235,117
USD	49,790,100	MXN	731,969,240	Citibank N.A.	3/23/15	416,255
Total						$1,626,824

Abbreviations used in this table:
EUR	— Euro
JPY	— Japanese Yen
MXN	— Mexican Peso
USD	— United States Dollar

At December 31, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(305,471)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(285,424)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(672,401)
Credit Suisse	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(459,678)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(719,195)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(821,560)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(442,637)
Total	$53,990,000				—	$(3,706,366)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	$124,700,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(6,579,878)	$(20,454,962)

86	Western Asset Core Plus Bond Fund 2014 Annual Report

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2014[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (AES Corp., 8.000%, due 10/15/17)	$13,500,000	3/20/21	2.74%	5.000% quarterly	$1,662,488	$1,748,302	$(85,814)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	9,680,000	6/20/21	0.88%	1.000% quarterly	71,678	108,505	(36,827)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	24,910,000	3/20/24	0.99%	1.000% quarterly	14,706	(505,968)	520,674
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	0.40%	3.650% quarterly	391,092	—	391,092
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	0.40%	3.650% quarterly	307,601	—	307,601
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	0.14%	2.930% quarterly	15,889	—	15,889
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	11,440,000	9/20/21	0.91%	1.000% quarterly	65,040	126,053	(61,013)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 5.000%, due 5/15/18)	6,400,000	9/20/17	0.40%	3.770% quarterly	583,226	—	583,226
RBS Greenwich (Ally Financial Inc., 7.500%, due 9/15/20)	4,200,000	12/20/16	1.04%	1.550% quarterly	41,967	—	41,967
Total	$80,680,000				$3,153,687	$1,476,892	$1,676,795

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC (Marriott International Inc., 5.810%, due 11/10/15)	$7,950,000	12/20/15	0.07%	0.730% monthly	$(51,699)	—	$(51,699)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	8,270,000	12/20/16	0.33%	1.040% quarterly	(116,113)	—	(116,113)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	0.05%	1.130% quarterly	(58,226)	—	(58,226)
Credit Suisse (Southwest Airlines Co., 5.125%, due 3/1/17)	4,880,000	3/20/17	0.20%	0.690% quarterly	(53,491)	—	(53,491)

Western Asset Core Plus Bond Fund 2014 Annual Report	87

Notes to financial statements (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.06%	0.580% quarterly	(83,385)	—	(83,385)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	8,270,000	3/20/17	0.59%	0.890% quarterly	(54,909)	—	(54,909)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.04%	0.480% monthly	(45,061)	—	(45,061)
Total	$53,990,000				$(462,884)	—	$(462,884)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	$1,673,861	6/25/36	4.420% monthly	$182,730	$37,803	$144,927
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	1,673,861	6/25/36	4.420% monthly	182,730	30,929	151,801
Total	$3,347,722			$365,460	$68,732	$296,728

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (Markit CDX.NA.IG.22 Index)	$94,890,000	6/20/19	1.000% quarterly	$1,705,705	$1,330,703	$375,002
Barclays Capital Inc. (Markit CDX.NA.IG.23 Index)	196,580,000	12/20/19	1.000% quarterly	3,158,801	3,016,677	142,124
BNP Paribas (Markit CDX.NA.HY.22 Index)	88,030,000	12/20/19	5.000% quarterly	5,467,075	5,857,530	(390,455)
BNP Paribas (Markit CDX.NA.HY.22 Index)	14,800,500	6/20/19	5.000% quarterly	1,020,042	895,430	124,612
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	6,444,900	6/20/19	5.000% quarterly	444,178	391,206	52,972
JPMorgan Chase & Co. (Markit CDX.NA.IG.23 Index)	54,060,000	12/20/19	1.000% quarterly	868,678	727,663	141,015
Total	$454,805,400			$12,664,479	$12,219,209	$445,270

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness

88	Western Asset Core Plus Bond Fund 2014 Annual Report

and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At December 31, 2014, the Fund held collateral received from Barclays Capital Inc., Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $1,818,906, $677,307 and $606,386 on OTC credit default swap contracts valued at $1,734,166, $583,226 and $365,460, respectively. Net exposures to the counterparties were $(84,740), $(94,081) and $(240,926), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$2,029,713	$1,893,886	$39,130	$3,962,729
Futures contracts[3]	14,884,816	8,513,954	—	23,398,770
OTC swap contracts[4]	—	—	3,519,147	3,519,147
Centrally cleared swap contracts[5]	—	—	835,725	835,725
Forward foreign currency contracts	—	7,590,550	—	7,590,550
Total	$16,914,529	$17,998,390	$4,394,002	$39,306,921

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$9,772,626	$323,256	—	$10,095,882
Futures contracts[3]	16,196,044	59,445	—	16,255,489
OTC swap contracts[4]	3,706,366	—	$462,884	4,169,250
Centrally cleared swap contracts[5]	20,454,962	—	390,455	20,845,417
Forward foreign currency contracts	—	5,963,726	—	5,963,726
Total	$50,129,998	$6,346,427	$853,339	$57,329,764

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Core Plus Bond Fund 2014 Annual Report	89

Notes to financial statements (cont’d)

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(8,604,028)	$(3,611,551)	—	$(12,215,579)
Written options	50,067,148	1,485,553	—	51,552,701
Futures contracts	(67,268,077)	29,845,615	—	(37,422,462)
Swap contracts	(8,932,635)	—	$2,148,538	(6,784,097)
Forward foreign currency contracts[2]	—	27,601,104	—	27,601,104
Total	$(34,737,592)	$55,320,721	$2,148,538	$22,731,667

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(428,045)	$110,459	$(242,710)	$(560,296)
Written options	(545,725)	1,085,080	—	539,355
Futures contracts	5,230,434	8,901,728	—	14,132,162
Swap contracts	(4,688,649)	—	1,395,358	(3,293,291)
Forward foreign currency contracts[2]	—	(531,812)	—	(531,812)
Total	$(431,985)	$9,565,455	$1,152,648	$10,286,118

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

90	Western Asset Core Plus Bond Fund 2014 Annual Report

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,078,042
Written options	5,433,337
Futures contracts (to buy)	2,421,572,926
Futures contracts (to sell)	2,364,760,543
Forward foreign currency contracts (to buy)	165,575,048
Forward foreign currency contracts (to sell)	577,513,584

Average Notional Balance
Interest rate swap contracts	$576,760,000
Credit default swap contracts (to buy protection)	106,161,923
Credit default swap contracts (to sell protection)	164,655,496

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2]	Net Amount
Purchased options[3]	$3,962,729	—	$3,962,729
OTC swap contracts	3,519,147	$(3,102,599)	416,548
Forward foreign currency contracts	7,590,550	—	7,590,550
Total	$15,072,426	$(3,102,599)	$11,969,827

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,4]	Net Amount
Written options	$10,095,882	$(10,095,882)	—
Futures contracts[5]	1,532,776	(1,532,776)	—
Centrally cleared swap contracts[5]	43,840	(43,840)	—
OTC swap contracts	4,169,250	(4,169,250)	—
Forward foreign currency contracts	5,963,726	—	$5,963,726
Total	$21,805,474	$(15,841,748)	$5,963,726

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Core Plus Bond Fund 2014 Annual Report	91

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder service and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,416,911	$1,012,016
Class C	200,826	19,374
Class C1	223,449	35,137
Class FI	6,616,616	3,401,057
Class R	26,300	17,172
Class I	—	2,727,687
Class IS	—	12,686
Total	$9,484,102	$7,225,129

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$2
Class C1	—
Class FI	153,572
Class R	6,424
Class I	331,456
Class IS	2,970
Total	$494,424

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	$29,258,810	$4,496,072
Class C	462,905	215,346
Class C1	870,830	935,379
Class FI	84,797,849	87,785,287
Class R	145,563	15,435
Class I	141,852,418	139,950,879
Class IS	94,452,755	78,212,933
Total	$351,841,130	$311,611,331

92	Western Asset Core Plus Bond Fund 2014 Annual Report

7. Capital shares

At December 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	177,882,751	$2,066,220,403	4,837,552	$55,271,449
Shares issued on reinvestment	461,625	5,333,645	378,146	4,308,478
Shares repurchased	(168,068,833)	(1,955,331,054)	(5,538,718)	(63,011,598)
Net increase (decrease)	10,275,543	$116,222,994	(323,020)	$(3,431,671)

Class C
Shares sold	3,814,716	$44,294,847	786,651	$9,077,786
Shares issued on reinvestment	29,912	346,732	14,498	164,872
Shares repurchased	(280,881)	(3,243,129)	(302,004)	(3,418,047)
Net increase	3,563,747	$41,398,450	499,145	$5,824,611

Class C1
Shares sold	3,379	$38,988	12,304	$142,459
Shares issued on reinvestment	70,444	812,955	75,486	860,084
Shares repurchased	(384,711)	(4,421,914)	(975,111)	(11,107,115)
Net decrease	(310,888)	$(3,569,971)	(887,321)	$(10,104,572)

Class FI
Shares sold	86,555,941	$998,295,967	67,320,400	$771,472,075
Shares issued on reinvestment	7,346,107	84,714,076	7,700,673	87,703,779
Shares repurchased	(212,768,193)	(2,470,428,028)	(48,454,234)	(552,243,453)
Net increase (decrease)	(118,866,145)	$(1,387,417,985)	26,566,839	$306,932,401

Class R
Shares sold	902,563	$10,341,714	105,034	$1,176,275
Shares issued on reinvestment	10,630	122,726	848	9,627
Shares repurchased	(115,445)	(1,322,375)	(28,983)	(330,738)
Net increase	797,748	$9,142,065	76,899	$855,164

Class I
Shares sold	388,147,443	$4,506,803,263	101,098,446	$1,156,241,441
Shares issued on reinvestment	10,707,929	123,703,807	11,020,415	125,691,164
Shares repurchased	(114,998,972)	(1,324,422,068)	(161,975,723)	(1,841,626,054)
Net increase (decrease)	283,856,400	$3,306,085,002	(49,856,862)	$(559,693,449)

Class IS
Shares sold	129,375,764	$1,498,861,968	47,382,222	$541,954,916
Shares issued on reinvestment	7,074,299	81,733,614	6,037,679	68,765,458
Shares repurchased	(79,288,974)	(919,256,506)	(47,841,467)	(548,252,006)
Net increase	57,161,089	$661,339,076	5,578,434	$62,468,368

Western Asset Core Plus Bond Fund 2014 Annual Report	93

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Daily 1/30/2015	$0.023886	$0.019319	$0.021516	$0.025395	$0.022401	$0.029654	$0.029646

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$351,841,130	$311,611,331

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$63,662,177
Capital loss carryforward**	(293,504,615)
Other book/tax temporary differences(a)	(86,841,763)
Unrealized appreciation (depreciation)(b)	258,927,113
Total accumulated earnings (losses) — net	$(57,757,088)

**	During the taxable year ended December 31, 2014, the Fund utilized $88,972,404 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(293,504,615)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and differences between book and tax amortization methods for premium on fixed income securities.

94	Western Asset Core Plus Bond Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Plus Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

Western Asset Core Plus Bond Fund 2014 Annual Report	95

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers”, and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

96	Western Asset Core Plus Bond Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-, three- and five-year periods, but was lower than its peer average for the ten-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was slightly lower than the average of the fees paid by funds in its peer group, total expenses for the Fund were slightly higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value

Western Asset Core Plus Bond Fund	97

Board approval of investment management and advisory agreements (unaudited) (cont’d)

derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

98	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Core Plus Bond Fund	99

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

100	Western Asset Core Plus Bond Fund

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Core Plus Bond Fund	101

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

102	Western Asset Core Plus Bond Fund

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 10 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Core Plus Bond Fund	103

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	Daily	Daily	Daily
Payable date:	Monthly January 2014 - February 2014	3/31/2014	Monthly April 2014 - December 2014
Ordinary income:
Qualified dividend income for individuals	—	1.72%	1.79%
Dividends qualifying for the dividends
received deduction for corporations	—	1.34%	1.40%
Interest from Federal Obligations	8.25%	8.25%	8.25%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	Daily
Payable date:	January 2014 - February 2014	March 2014 - December 2014
Qualified net investment income	78.99%	75.50%

Please retain this information for your records.

104	Western Asset Core Plus Bond Fund

Western Asset

Core Plus Bond Fund

Directors

William E. B. Siart, Chairman

Robert Abeles, Jr.

Ronald J. Arnault*

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

*	Mr. Arnault retired from the Board of Directors, effective February 19, 2015.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/15 SR15-2434

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $230,827 in December 31, 2013 and in $131,388 December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,750 in December 31, 2013 and $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,960 in December 31, 2013 and $19,800 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $17,249 in December 31, 2013 and $14,696 in December 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $240,000 in December 31, 2013 and $257,238 in December 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault*

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

*	Mr. Arnault retired from the Board of Directors, effective February 19, 2015.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015